As filed with the Securities and Exchange Commission on April 11, 2014

Registration No. 002-86084

811-03830

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 34	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 31	☒

NYLIAC MFA SEPARATE ACCOUNT-II

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Richard P. Bowman, Esq.

New York Life Insurance and Annuity Corporation

1 Rockwood Road

Sleepy Hollow, NY 10591

(Name and Address of Agent for Service)

Copy to:

Richard T. Choi, Esq. Carlton Fields Jorden Burt 1025 Thomas Jefferson Street, NW Suite 400 East Washington, D.C. 20007-5208	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2014 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

PROSPECTUS DATED May 1, 2014

NYLIAC MFA SEPARATE ACCOUNT I

NYLIAC MFA SEPARATE ACCOUNT II

PROSPECTUS

for the

FACILITATOR®*

MULTI-FUNDED RETIREMENT ANNUITY POLICIES

Issued By

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A Delaware Corporation)

51 Madison Avenue, New York, New York 10010

This prospectus describes the multi-funded retirement annuity policies which New York Life Insurance and Annuity Corporation (“NYLIAC”) issues. We designed the policies primarily to assist individuals with their long-term retirement planning or other long-term needs.

This prospectus describes two types of policies: a single premium policy and a flexible premium policy. We have discontinued sales of both types of policies. However, We will still accept purchase payments under outstanding policies. We will allocate purchase payments to NYLIAC MFA Separate Account I for both types of policies issued under plans that qualify for special federal income tax treatment. We will allocate purchase payments to the NYLIAC MFA Separate Account II for both types of policies issued under plans that do not qualify for special federal income tax treatment.

Prior to the date your income payments begin, you may direct that purchase payments accumulate on a fixed basis. When you decide to start receiving income payments from a policy issued in connection with an employee plan that qualifies for special federal income tax treatment, you may receive them on a fixed basis. For a policy that is not issued in connection with an employee retirement plan that qualifies for special federal income tax treatment, you may also receive income payments on a fixed basis. You also have significant flexibility in determining the frequency and amount of each purchase payment and the date income payments begin. You can withdraw money from your policy before income payments begin. In certain circumstances, withdrawals may be subject to a surrender charge and tax penalty.

Both separate accounts invest their assets in shares of the MainStay VP Funds Trust (the “Fund”). The Fund offers three separate portfolios available for investment under your policy: MainStay VP Common Stock-Initial Class, MainStay VP Bond-Initial Class and MainStay VP Cash Management (the “Eligible Portfolios” or the “Portfolios”). Each Investment Division of the separate accounts invests in shares of a corresponding fund portfolio. Your policy’s value will vary in accordance with the investment performance of the Portfolios you select. You also bear the entire investment risk for any amounts allocated to the separate accounts.

You should read this prospectus carefully and keep it for future reference. To learn more about the policies, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2014. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents for the SAI appears at the end of this prospectus. For a free copy of the SAI, you should call the Service Center that services your policy. The Facilitator Prospectus and Statement of Additional Information are also posted on Our website, www.newyorklife.com. We have listed the phone numbers for Our Service Centers on page 10 of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

*	Facilitator® is NYLIAC’S registered service mark for the policies and is not meant to connote performance.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit used to calculate the value of a policy prior to the date Income Payments begin. Each Investment Division of the Separate Accounts has a distinct Accumulation Unit value.

Allocation Alternatives—The Investment Divisions of the applicable Separate Account(s) and the Fixed Account.

Annuitant—A person named on the Policy Data Page and whose life determines the duration of Income Payments involving life contingencies, and upon whose death, prior to the date Income Payments are to begin, We pay benefits under the policy.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy. In the event a Beneficiary is not designated, you or your estate is the Beneficiary.

Business Day—Generally, any day on which the New York Stock Exchange (“NYSE”) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Accounts.

Fixed Income Payments—Income Payments having a guaranteed amount.

Income Payments—Periodic payments NYLIAC makes to the Payee.

Investment Division (“Division”)—The variable investment options available under your policy. There will be a separate Investment Division in each Separate Account for single and flexible premium policies corresponding to each Eligible Portfolio. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, We, Our or Us—New York Life Insurance and Annuity Corporation.

Payee—The person designated to receive payments under an Income Payment option. The Payee may be you, the Annuitant, a Beneficiary or any person you designate.

Policy Anniversary—An anniversary of the Policy Date.

Policy Date—The date established when We issue your policy, from which subsequent Policy Years, months, and anniversaries are measured.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Purchase Date—The Business Day on which We receive and credit a purchase payment under the policy.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Separate Account(s)—NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II, the segregated asset accounts We established to receive and invest purchase payments under the policies.

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POLICYOWNER AND FUND EXPENSES

NYLIAC MFA SEPARATE ACCOUNTS

Flexible Premium Policies

(Sales of Flexible Premium Policies were discontinued as of September 1, 1989)

	MainStay VP Common Stock- Initial Class	MainStay VP Bond- Initial Class	MainStay VP Cash Management
Owner Transaction Expenses
Maximum Contingent Deferred Sales Load(a) (as a % of amount withdrawn)	7.00%	7.00%	7.00%
Annual Policy Service Charge	Lesser of $30 Per Policy or 1% of the Policy’s Value.
Separate Account Annual Expenses (as a % of average account value)
Mortality and Expense Risk Fees	1.25%	1.25%	1.25%
Administration Fees	0.50%	0.50%	0.50%
Total Separate Account Annual Expenses	1.75%	1.75%	1.75%
MainStay VP Series Fund Annual Expenses (as a % of the average account value for the fiscal year ended December 31, 2013)
Management Fees	0.55%	0.49%	0.44%
Other Expenses	0.04%	0.04%	0.03%
Total Fund Annual Expenses	0.59%	0.53%	0.47%

(a)	The sales load percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year with no charge after the tenth Policy Year. (See “Surrender Charges”)

Please refer to the applicable fund prospectuses for additional information.

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Accounts and the Funds. However, the table does not reflect optional charges under the policy, such as the charge for the Total Disability Benefit Rider, which will vary based on a number of factors. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 23 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.

Examples

A policyowner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:

1.	If you surrender your policy at the end of the applicable time period.

	1 year	3 years	5 years	10 years
Common Stock Portfolio – Initial Class	$963.50	$1,510.78	$1,972.86	$2,886.66
Bond Portfolio – Initial Class	$957.64	$1,493.24	$1,943.40	$2,824.51
Cash Management Portfolio	$951.78	$1,475.69	$1,913.86	$2,761.99

2.	If you do NOT surrender or annuitize your policy

	1 year	3 years	5 years	10 years
Common Stock Portfolio – Initial Class	$245.70	$756.00	$1,292.59	$2,758.11
Bond Portfolio – Initial Class	$239.40	$737.08	$1,261.03	$2,695.17
Cash Management Portfolio	$233.10	$718.13	$1,229.40	$2,631.85

You should not consider these examples to be representations of past or future expenses and the actual expenses that you pay may be greater or less than those shown.

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POLICYOWNER AND FUND EXPENSES

NYLIAC MFA SEPARATE ACCOUNTS

Single Premium Policies

(Sales of Single Premium Policies were discontinued as of December 19, 1994)

	MainStay VP Common Stock- Initial Class	MainStay VP Bond- Initial Class	MainStay VP Cash Management
Owner Transaction Expenses
Maximum Contingent Deferred Sales Load(a) (as a % of amount withdrawn)	7.00%	7.00%	7.00%
Separate Account Annual Expenses (as a % of average account value)
Mortality and Expense Risk Fees	1.25%	1.25%	1.25%
Total Separate Account Annual Expenses	1.25%	1.25%	1.25%
MainStay VP Series Fund Annual Expenses (as a % of the average account value for the fiscal year ended December 31, 2013)
Management Fees	0.55%	0.49%	0.44%
Other Expenses	0.04%	0.04%	0.03%
Total Fund Annual Expenses	0.59%	0.53%	0.47%

(a)	The sales load percentage declines from 7% in the first Policy Year that a Purchase Payment is made to 1% in the seventh Policy Year with no charge after the seventh Policy Year. (See “Surrender Charges”)

Please refer to the applicable fund prospectuses for additional information.

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect optional charges under the policy. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 23 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.

Examples

A policyowner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:

1.	If you surrender your policy at the end of the applicable time period.

	1 year	3 years	5 years	10 years
Common Stock Portfolio – Initial Class	$844.68	$1,091.90	$1,342.20	$2,221.77
Bond Portfolio – Initial Class	$838.82	$1,073.71	$1,310.94	$2,155.57
Cash Management Portfolio	$832.96	$1,055.50	$1,279.61	$2,088.97

2.	If you do NOT surrender or annuitize your policy

	1 year	3 years	5 years	10 years
Common Stock Portfolio – Initial Class	$193.20	$597.56	$1,027.12	$2,221.77
Bond Portfolio – Initial Class	$186.90	$578.44	$994.88	$2,155.57
Cash Management Portfolio	$180.60	$559.29	$962.56	$2,088.97

You should not consider these examples to be representations of past or future expenses and the actual expenses that you pay may be greater or less than those shown.

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QUESTIONS AND ANSWERS ABOUT THE FACILITATOR®

NOTE: The following section contains brief questions and answers about the Facilitator. You should refer to the body of this prospectus for more detailed information.

1. What is the Facilitator?

Facilitator is the name of the Multi-Funded Retirement Annuity policies offered by NYLIAC. These policies may be either single premium or flexible premium policies. (See “The Policies”). Depending upon the type of policy (single premium or flexible premium) and its purpose (Qualified or Non-Qualified), you may allocate purchase payments to one or more of the Investment Divisions of each of the Separate Accounts and the Fixed Account. The Separate Accounts in turn invest in shares of the Fund. The policy’s value will fluctuate according to the performance of the Investment Divisions selected.

2. What is a retirement annuity and why may benefits vary?

A retirement annuity provides payments for the life of an Annuitant (or an Annuitant and another person, the “Joint Annuitant”) with a guaranteed number of Income Payments or for a set dollar amount. In this prospectus, We refer to annuity payments which remain the same throughout the payment period as “Fixed Income Payments”. Fixed Income Payments will always be the same specified amount. (See “Income Payments”.)

3. What are the available Allocation Alternatives?

You can allocate your purchase payments to one or more of the following Allocation Alternatives:

(a)	Separate Accounts

Each of the Separate Accounts consists of three Investment Divisions for single premium policies and three for flexible premium policies.

The Investment Divisions of the Separate Accounts invest exclusively in shares of the Fund. The Fund is a diversified, open-end management investment company. The three Investment Divisions and their corresponding Eligible Portfolios are as follows:

Investment Division	Corresponding Eligible Portfolio
MainStay VP Common Stock-Initial Class	MainStay VP Common Stock-Initial Class
MainStay VP Bond-Initial Class	MainStay VP Bond-Initial Class
MainStay VP Cash Management	MainStay VP Cash Management Portfolio

When you allocate a purchase payment to one of the Investment Divisions, the Separate Account will invest your payment exclusively in shares of the corresponding Eligible Portfolio of the Fund.

(b)	Fixed Account

Purchase Payments allocated to the Fixed Account will reflect a fixed interest rate. (See “The Fixed Account”)

4. Can amounts be transferred among the Allocation Alternatives?

You can transfer all or part of your Accumulation Unit value between Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the date Income Payments are scheduled to begin. The minimum amount you can transfer generally is $1,000 for single premium policies or $500 for flexible premium policies. We reserve the right to limit the number of transfers to no more than four in any one Policy Year. (See “Transfers”)

You may also make transfers from the Fixed Account to the Investment Divisions, but only in certain situations. (See “The Fixed Account”)

5. What charges are assessed against the policy?

The policies are also subject to a daily charge for certain mortality and expense risks NYLIAC assumes. This charge is equal, on an annual basis, to 1.25% of the daily net asset value of the applicable Separate Account. (See “Other Charges”)

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For single premium policies, there is no annual charge for policy services or daily charges for administrative services.

For flexible premium policies, We will deduct an annual charge for policy services once each year on the Policy Anniversary if on that date the total cash value is below $10,000. This charge will be the lesser of $30 or 1% of the policy’s value at the end of the Policy Year. In addition, We will deduct a daily charge for administrative services equal to 0.50%, on an annual basis, of the daily asset value of the applicable Separate Account. (See “Other Charges”)

We also impose a surrender charge on partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered. For single premium policies, We keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

Policy Year of Purchase Payment	Surrender Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and later	0%

For purposes of calculating the surrender charge, We treat withdrawals as coming from the oldest purchase payment first (on a first-in, first-out basis).

For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge declines 1% for each Policy Year until the tenth Policy Year. There is no charge after the tenth Policy Year, as shown in the following chart:

Policy Year	Surrender Charge
1-4	7%
5	6%
6	5%
7	4%
8	3%
9	2%
10	1%
11 and later	0%

(See “Surrender Charges” at page 23 and “Exceptions to Surrender Charges” at page 24)

Charges will also be deducted for options such as the Total Disability Benefit Rider.

Finally, the value of the Fund shares reflects management fees, administration fees and other expenses deducted from the assets of the Fund. (See the Fund prospectus for details.)

In no event will the aggregate service charge applied under the policy exceed eight and one half percent (8.5%) of the total Premium Payments.

6. What are the minimum and maximum additional purchase payments?

Unless we permit otherwise, additional purchase payments under a Non-Qualified or Qualified single premium policy must be at least $2,000. Payments are only accepted on inforce policies up to age 65. We may limit additional purchase payments to four in any one Policy Year.

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For a flexible premium policy, you can make purchase payments of at least $40 each at any time. Payments are only accepted on inforce policies up to age 65. You have a choice of sending purchase payments directly to NYLIAC or through pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. For Non-Qualified flexible premium policies, the maximum purchase payments We accept in each Policy Year (excluding any amounts for riders) is the greater of (a) twice the purchase payments scheduled to be paid in the first Policy Year, or (b) $7,500. In effect, you set the maximum payment when you apply for the policy. However, you cannot schedule total purchase payments for the first Policy Year that exceed $4,999.

Purchase payments under Qualified flexible premium policies, and purchase payments and additional purchase payments under Qualified single premium policies, may not be more than the amount permitted by law for the plan.

7. How are purchase payments allocated among the Allocation Alternatives?

When you make a purchase payment, you may allocate it to any of the Allocation Alternatives (except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies.) You do not need to make allocations to each Allocation Alternative. You may also raise or lower the percentages (which must be in whole number percentages) that you allocate to each Allocation Alternative when you make a purchase payment. The minimum amount which you can allocate to any one Investment Division or the Fixed Account is $1,000 for a single premium policy and $10 for a flexible premium policy. Acceptance of additional premium payments is subject to Our suitability standards.

8. What happens if purchase payments for a flexible premium policy are not made?

If We do not receive a purchase payment for a period of two years and both (a) the total purchase payments for the policy, less any partial withdrawals and any surrender charges, and (b) the policy’s value, are less than $2,000, We reserve the right to terminate the policy. We will notify you in your annual report of our intention to exercise this right on the 90th day following that Policy Anniversary if We do not receive a purchase payment from you before the end of that 90-day period. If We terminate your policy, We will pay you the policy’s value in one lump sum.

9. Can I withdraw money from the policy before my Income Payments are scheduled to begin?

You may make withdrawals from your policy before your Income Payments are scheduled to begin and while the Annuitant is alive. Your withdrawal requests must be in a form that is acceptable to Us. Under most circumstances, the minimum partial withdrawal is $100. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under the age of 59 1/2. (See “Distributions Under the Policy” and “Federal Tax Matters”)

10. How will Income Payments be made?

Income Payments under Qualified Policies and Non-Qualified Policies can be received on a fixed basis. Fixed Income Payments will always be in the same specified amount. (See “Income Payments”)

11. What if the Annuitant became totally disabled?

If you have a Total Disability Benefit rider included in your flexible premium policy, We will credit benefit amounts as purchase payments to your policy during the period of the Annuitant’s total disability. There is an additional charge for this rider. (See “Total Disability Benefit Rider”)

12. What happens if the Annuitant dies before Income Payments begin?

If the Annuitant dies before Income Payments begin, We will pay the Beneficiary under the policy an amount equal to the greater of:

(a)	the policy’s value or

(b)	the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.

However, if you are the Annuitant and your spouse is the Beneficiary and Contingent Annuitant, see Questions & Answers 13 & 14. (Also see “Death Before Retirement Date” and “Federal Tax Matters”)

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13. What happens if I die before Income Payments begin?

In the event you or the Annuitant dies before Income Payment begins, We will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a)	the policy’s value; or

(b)	the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.

If you are not the Annuitant but your spouse is the sole primary Beneficiary of the Policy, or if your spouse or the Annuitant’s spouse is the Beneficiary and Contingent Annuitant, We can pay the proceeds to the surviving spouse (as defined under Federal law) on your death prior to the date Income Payments are scheduled to begin. The surviving spouse (as defined under Federal law) can also choose to continue as the new policyowner. (See “Death Before Retirement Date” and “Federal Tax Matters”)

14. What is a Contingent Annuitant?

Previously, in the application for a Non-Qualified Policy, you could name a Contingent Annuitant. The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the new Annuitant at the death of the Annuitant if (a) Income Payments have not begun and (b) you are still living. Currently, the policies do not provide for the naming of Contingent Annuitants.

15. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Accounts. (See “Voting Rights”)

16. How is the past investment performance of the Separate Accounts calculated?

We may advertise yields and total returns for the Investment Divisions. In addition, We may advertise the effective yield of the MainStay VP Cash Management Investment Division. We base these figures on historical information for various periods of time measured from the date the Investment Division commenced operations. They are not intended to indicate future performance.

Yields. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. We calculate the effective yield similarly but, when annualized, We assume the income earned by an investment in the MainStay VP Cash Management Investment Division is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a MainStay VP Bond-Initial Class Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified thirty-day period. We calculate the yield by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield is shown as a percentage of the investment.

The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. For additional information regarding the yield calculations, please refer to the SAI.

Total Return Calculations. The total return of a MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division refers to return quotations assuming an investment has been held in the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division for various periods of time including, but not limited to, one year, five years, ten years and a period measured from the date the Investment Division commenced operations. The total return quotations will represent the average annual compounded rates of return, assuming an initial investment of $1,000 is surrendered at the end of the periods shown. The figures will reflect all Separate Account and Fund annual expenses.

We may from time to time also calculate average annual total return and cumulative total return for the Investment Divisions that does not reflect the deduction of any surrender charges. We may from time to time also calculate yields,

9

standard total returns, and non-standard total returns for the Portfolios of the MainStay VP Series Fund, Inc. but only if the performance data for the Portfolios is accompanied by comparable data for the corresponding Investment Division in equal prominence.

We will show non-standard performance data only if the standard performance data for the same period, as well as for the required periods, are also shown. For additional information regarding the calculation of other performance data, please refer to the SAI.

17. How do I contact NYLIAC?

For general inquiries and written requests, you can contact your agent or the Service Center that services your policy. The Service Center for your policy is listed on your quarterly or confirmation statements. Policy information is also available through the Virtual Service Center (VSC) on the Internet via www.newyorklife.com/vsc or the Interactive Voice Response (IVR) system using the toll-free number listed for each applicable Service Center.

Service Center	Address	Phone Number

Cleveland Service Center

Regular Mail

New York Life

Cleveland Service Center

PO Box 6916

Cleveland, OH 44101-1916

Attn: Annuity Service Team

Overnight Mail

New York Life

Cleveland Service Center

14600 Detroit Avenue, Suite 1000

Lakewood, OH 44107

Attn: Annuity Service Team

(800) 695-9873

Dallas Service Center

Regular Mail

New York Life

Dallas Service Center

PO Box 130539

Dallas, TX 75313-0539

Attn: Annuity Service Team

Overnight Mail

New York Life

Dallas Service Center

Two Energy Square

4849 Greenville Avenue, Suite 700

Dallas, TX 75206

Attn: Annuity Service Team

(800) 695-1314

Faxed or e-mailed requests are not acceptable and will not be honored at any time. Please note that you must send any remitted purchase payments to the address noted on your remittance coupon. We do not accept overnight mail at this address. All other purchase payments must be sent to one of the addresses noted in Question 18.

The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports for your Policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

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18. Where do I send subsequent premium payments?

Subsequent premium payments must be sent to one of the following addresses:

Regular Mail:	NYLIAC P.O. Box 742545 Cincinnati, OH 45274-2545

Express Mail:	NYLIAC 8120 Penn Avenue South Suite 300 Bloomington, MN 55431

Subsequent premium payments will be credited as of the Business Day they are received in a form acceptable to Us at one of the addresses noted in this question 18.

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2013 and 2012, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2013, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements ( including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PriceWaterhouseCoopers LLP.

12

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements for NYLIAC and the Separate Account for the fiscal years ended December 31, 2013, 2012 and 2011 are included in the SAI. Values and units shown are for full year periods beginning January 1 except where indicated.

	Single Premium Policies
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Bond – Initial Class
2013	60.84	58.99	101
2012	58.87	60.84	112
2011	55.58	58.87	127
2010	52.18	55.58	145
2009	49.03	52.18	164
2008	47.86	49.03	191
2007	45.50	47.86	220
2006	44.07	45.50	250
2005	43.67	44.07	299
2004	42.48	43.67	335
MainStay VP Cash Management – Initial Class
2013	23.94	23.65	26
2012	24.24	23.94	30
2011	24.55	24.24	34
2010	24.86	24.55	37
2009	25.15	24.86	44
2008	24.93	25.15	51
2007	24.08	24.93	54
2006	23.31	24.08	53
2005	22.92	23.31	59
2004	23.02	22.92	71
MainStay VP Common Stock – Initial Class
2013	80.32	107.61	204
2012	69.69	80.32	229
2011	69.47	69.69	270
2010	62.47	69.47	308
2009	51.68	62.47	350
2008	82.27	51.68	398
2007	79.23	82.27	462
2006	68.87	79.23	542
2005	64.76	68.87	616
2004	59.13	64.76	690

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	Flexible Premium Policies
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Bond – Initial Class
2013	52.63	50.77	337
2012	51.17	52.63	369
2011	48.56	51.17	409
2010	45.82	48.56	455
2009	43.27	45.82	492
2008	42.45	43.27	534
2007	40.56	42.45	607
2006	39.48	40.56	692
2005	39.31	39.48	778
2004	38.43	39.31	844
MainStay VP Cash Management – Initial Class
2013	20.71	20.35	45
2012	21.07	20.71	52
2011	21.45	21.07	63
2010	21.83	21.45	77
2009	22.20	21.83	92
2008	22.11	22.20	104
2007	21.46	22.11	113
2006	20.88	21.46	108
2005	20.64	20.88	130
2004	20.83	20.64	139
MainStay VP Common Stock – Initial Class
2013	69.48	92.62	693
2012	60.58	69.48	769
2011	60.70	60.58	875
2010	54.85	60.70	977
2009	45.61	54.85	1,105
2008	72.96	45.61	1,219
2007	70.62	72.96	1,370
2006	61.69	70.62	1,577
2005	58.30	61.69	1,730
2004	53.50	58.30	1,911

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CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements for NYLIAC and the Separate Account for the fiscal years ended December 31, 2013, 2012 and 2011 are included in the SAI. Values and units shown are for full year periods beginning January 1 except where indicated.

	Single Premium Policies
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Bond – Initial Class
2013	61.07	59.22	162
2012	59.09	61.07	185
2011	55.79	59.09	208
2010	52.38	55.79	248
2009	49.21	52.38	297
2008	48.04	49.21	337
2007	45.67	48.04	375
2006	44.23	45.67	429
2005	43.83	44.23	487
2004	42.64	43.83	553
MainStay VP Cash Management – Initial Class
2013	23.94	23.65	27
2012	24.24	23.94	30
2011	24.55	24.24	38
2010	24.86	24.55	37
2009	25.16	24.86	48
2008	24.93	25.16	58
2007	24.08	24.93	67
2006	23.31	24.08	62
2005	22.92	23.31	63
2004	23.02	22.92	79
MainStay VP Common Stock – Initial Class
2013	80.32	107.61	272
2012	69.69	80.32	309
2011	69.47	69.69	338
2010	62.47	69.47	398
2009	51.68	62.47	480
2008	82.27	51.68	550
2007	79.23	82.27	638
2006	68.87	79.23	725
2005	64.76	68.87	819
2004	59.13	64.76	906

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	Flexible Premium Policies
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Bond – Initial Class
2013	52.71	50.85	45
2012	51.25	52.71	49
2011	48.63	51.25	54
2010	45.89	48.63	58
2009	43.33	45.89	62
2008	42.51	43.33	66
2007	40.62	42.51	73
2006	39.54	40.62	77
2005	39.37	39.54	86
2004	38.49	39.37	92
MainStay VP Cash Management – Initial Class
2013	20.71	20.35	6
2012	21.07	20.71	6
2011	21.45	21.07	8
2010	21.83	21.45	9
2009	22.20	21.83	14
2008	22.11	22.20	16
2007	21.46	22.11	14
2006	20.88	21.46	13
2005	20.64	20.88	13
2004	20.83	20.64	15
MainStay VP Common Stock – Initial Class
2013	69.48	92.62	85
2012	60.58	69.48	93
2011	60.70	60.58	101
2010	54.85	60.70	112
2009	45.61	54.85	125
2008	72.96	45.61	134
2007	70.62	72.96	150
2006	61.69	70.62	174
2005	58.30	61.69	191
2004	53.50	58.30	208

16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNTS

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies We describe in this prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $132.6 billion at the end of 2013. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC to the extent necessary to maintain capital and surplus in accordance with state requirements.

The Separate Accounts

Each of the Separate Accounts was established in May 1983, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of each of the Separate Accounts belong to NYLIAC, these assets are held separately from Our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of each Separate Account is credited to or charged against the assets of that Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent on both the investment performance of the Fixed Account and any other separate account of NYLIAC.

Each of the Separate Accounts consists of three Investment Divisions for flexible premium policies and three for single premium policies. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the Fund. The Eligible Portfolios are MainStay VP Common Stock-Initial Class, MainStay VP Bond-Initial Class and MainStay VP Cash Management.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Fund’s shares are also available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding”. Although We do not anticipate any inherent difficulties arising from mixed funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of owners of various policies participating in the Fund might at some time be in conflict. The Board of Directors of the Fund, the Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Fund for mixed funding. For more information about the risks of mixed funding, please refer to the Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

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We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC Subadviser: New York Life Investors LLC (“NYL Investors”) Subadviser: Cornerstone Capital Management Holdings LLC	MainStay VP Bond MainStay VP Cash Management MainStay VP Common Stock

Please refer to the attached prospectus of the Fund for a complete description of the Fund, the investment advisers, and the Portfolios. You should read the Fund prospectus before any decision is made concerning the allocation of purchase payments to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of the Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment, or, if We believe, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Accounts. To the extent required by law, substitutions of shares attributable to your interest in an Investment Division will not be made until you have been notified of the change. This does not prevent the Separate Accounts from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish additional Investment Divisions for each of the Separate Accounts. Each additional Investment Division will purchase shares in a new portfolio of the Fund or in another mutual fund. We may establish new Investment Divisions, in Our sole discretion, due to marketing, tax, investment, or other conditions. We will make any new Investment Divisions available to existing policyowners on a basis We determine. We may also eliminate one or more Investment Divisions, if, in Our sole discretion, marketing, tax, investment or other conditions so warrant.

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In the event of any substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

Reinvestment

All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset values on the payable date.

THE POLICIES

Purpose of Policies

The policies are variable. This means that to the extent amounts under the policies are allocated to the Investment Divisions, the policy’s value will fluctuate based on the performance of the Investment Divisions you select. NYLIAC does not guarantee the performance of the Separate Accounts or of the Eligible Portfolios, and you bear the entire investment risk with respect to amounts allocated to the Investment Divisions. We provide no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts you allocate to the Investment Divisions are subject to the risks inherent in the securities markets and, specifically, to price fluctuations of the shares of the Eligible Portfolio.

As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non- Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

We designed the policies described in this prospectus primarily to establish retirement benefits for two types of purchasers.

The first type of purchaser is one, other than those described below, who purchases a policy to provide supplemental retirement income. Policies purchased by these individuals are referred to as “Non-Qualified Policies.”

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete Our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date We receive your signed form at the Service Center that services your policy noted in Question 17 of this Prospectus, subject to any payment We made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

The second type of purchaser is one who is eligible to participate in, and purchases a policy for use with, any one of the following:

(1)	annuity purchase plans adopted by certain private tax-exempt organizations and certain state-supported educational institutions under certain circumstances under Section 403(b) of the Code, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403(b) Regulations);

(2)	individual retirement annuities (“IRAs”) meeting the requirements of Section 408(b), 408(k), or 408A of the Code; or

(3)	deferred compensation plans with respect to service for state and local governments (and certain other entities), under Section 457 of the Code.

We refer to policies purchased by these individuals for use with these plans as “Qualified Policies.” (See “FEDERAL TAX MATTERS”)

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific

19

variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your Registered Representative or contact Us for specific information that may be applicable to your state.

Purchase Payments

For single premium policies, you can make up to four additional purchase payments in any Policy Year. Each additional purchase payment must be at least $2,000. Payments are only accepted on inforce policies up to age 65.

For flexible premium policies, you can make purchase payments of at least $40 each at any time. Payments are only accepted on inforce policies up to age 65. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. Although you plan a schedule of purchase payments for Non-Qualified flexible premium policies, you can make purchase payments at any time before the date Income Payments are scheduled to begin and while the Annuitant and the policyowner are living. You can increase or decrease your purchase payments at any time as long as the total amount of purchase payments for any Policy Year (excluding any amounts for riders), are not more than the greater of: (a) twice the purchase payments scheduled to be paid in the first Policy Year or (b) $7,500. However, you may not schedule total purchase payments for the first Policy Year that exceed $4,999. Please note that you must send any remitted purchase payments to the address noted on your remittance coupon. We do not accept overnight mail at this address. All other purchase payments must be sent to the Service Center that services your policy as noted in Question 17 of this Prospectus.

For Qualified Policies, the purchase payments made in any Policy Year may not be more than the amount permitted by the plan or law for the plan as indicated in the application for the policy. We reserve the right to limit the dollar amount of any purchase payment.

If We do not receive purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy’s value, are less than $2,000, then We may, in Our sole discretion, subject to any applicable state insurance law or regulation, cancel the policy. If We terminate your policy, We will pay you the policy’s value in one lump sum. (See “Cancellations”)

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there may be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

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Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, We reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until the Service Center that services your policy receives a written request to reinstate it in a form acceptable to Us at one of the addresses in Question 17 of this Prospectus, and We agree.

Total Disability Benefit Rider

If you applied for and have a Total Disability Benefit Rider included in, and in force under, your flexible premium policy, We will credit a benefit amount as a purchase payment for your policy when you provide proof to Us that the Annuitant has been totally disabled for at least 6 consecutive months. We will not credit benefit amounts to the policy after Income Payments begin or, if earlier, after the Policy Anniversary on which the Annuitant is age 65. Currently, We are not offering this rider and the information here and in the Statement of Additional Information relates only to existing riders.

Transfers

You may transfer amounts between Investment Divisions of the same Separate Account or to the Fixed Account, without charge at least 30 days before Income Payments are scheduled to begin. The minimum amount that may be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of:

(i)	$1,000 for single premium policies or $500 for flexible premium policies or

(ii)	the total value of the Accumulation Units in the Investment Division.

The remaining Accumulation Units in the Investment Division must have a value of at least $100. If the value of the remaining Accumulation Units in an Investment Division would be less than $100 after you make a transfer, We will transfer the entire value unless We determine otherwise. We limit the number of transfers to four in any one Policy Year. Transfers into the Fixed Account may be subject to restrictions.

Depending on state requirements, you may also make transfers from the Fixed Account to the Investment Divisions in certain situations. (See “The Fixed Account”)

Transfer requests must be in writing on a form We provide. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which We receive the transfer request at the Service Center that services your policy in Question 17 of this Prospectus. (See “Delay of Payments”) Faxed requests are not acceptable and will not be honored at any time.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Currently, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight courier and received by the Service Center that services your policy listed in Question 17 of this Prospectus. We limit the number of transfers to no more than four in any one policy year. These requirements are designed to limit potentially harmful transfers.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all Policyowners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectus for more details regarding the Fund portfolios’ ability to refuse or restrict purchases or redemptions of their shares. In

21

addition, a Fund may require Us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that these procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the size of transfers in a given period. Redemption fees, transfer size limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

•

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectus for the underlying Fund portfolios, in effect at the time of any trade, describes any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

This policy should not have been purchased if you planned to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Accumulation Period

(a) Crediting of purchase payments

You can allocate a portion of each purchase payment to one or more Allocation Alternatives in whole number percentages, except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies. The minimum amount that you may allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy.

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We credit that portion of each purchase payment you allocate to an Investment Division to the policy in the form of Accumulation Units. We determine the number of Accumulation Units credited to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the Business Day We receive the purchase payment. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units credited to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “The Fixed Account” for a description of interest credited thereto.)

(b) Valuation of Accumulation Units

We expect the value of Accumulation Units to increase or decrease from one day to the next. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges (and any charges or credits for taxes). The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

Policyowner Inquiries

Your inquiries should be addressed to the Service Center that services your policy. (See Question 17) Faxed requests are not acceptable and will not be honored at any time. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact Us in writing and provide Us with all relevant details. To correct an error, We must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from purchase payments, We impose a surrender charge on certain partial withdrawals and surrenders of the policies. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to certain Income Payment options.

If you surrender your policy, We deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, We deduct surrender charges from the remaining value of the Allocation Alternatives from which the partial withdrawals are made. If the remaining value in an Allocation Alternative is less than the necessary surrender charge, We deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative.

For single premium policies, We keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

Policy Year of Purchase Payment	Surrender Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and later	0%

Under a single premium policy, for purposes of calculating the surrender charge, We treat withdrawals as coming from the value attributable to the oldest purchase payment first (on a first-in, first-out basis). Therefore, surrender charges may apply to any earnings on those purchase payments.

For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge then declines 1% for each Policy Year until the tenth Policy Year so that there is no charge after the tenth Policy Year, as shown in the following chart:

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Policy Year	Surrender Charge
1-4	7%
5	6%
6	5%
7	4%
8	3%
9	2%
10	1%
11 and later	0%

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a) under a single premium policy, on amounts you withdraw in any one Policy Year that do not exceed 10% of the policy’s value at the beginning of that Policy Year (the amount that may be withdrawn under this exception may be limited by prior transfers from the Fixed Account to the Investment Division) (See “The Fixed Account”);

(b) when you make a withdrawal or surrender of at least $2,000 and the entire amount is applied under certain Income Payment options in the policy (however, if within seven years after the Policy Date, in the case of single premium policies, or ten years after the Policy Date, in the case of flexible premium policies, any unpaid amount applied under such Income Payment option is withdrawn, a surrender charge will be applied to the amount withdrawn) (See “Income Payments”);

(c) if NYLIAC cancels the policy;

(d) when We pay proceeds upon the death of the policyowner or the Annuitant; and

(e) if the aggregate surrender charges under a policy will exceed 9.0% of the total purchase payments.

In addition, We will not assess a surrender charge to withdrawals from the Fixed Account in situations described under “The Fixed Account.”

Other Charges

(a) Mortality and Expense Risk Charges

Prior to the date Income Payments are scheduled to begin, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the applicable Separate Account and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than Our actuarial tables predict. As a result, We would be paying more Income Payments than We planned. We also assume a risk that the mortality assumptions reflected in Our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, We assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount We charge for these services.

(b) Administrative Fee

Prior to the date Income Payments are scheduled to begin for flexible premium policies, We impose an administrative fee to cover the cost of providing policy administrative services. This charge is equal, on an annual basis, to 0.50% of the average daily net asset value of the applicable Separate Account. This charge is intended to offset the additional administrative service expenses of flexible premium policies, including: (i) processing changes in future purchase payment allocations, (ii) providing purchase payment histories and the appropriate unit valuations associated with those purchase payments and (iii) providing policyowners with the more extensive annual notices and other notices required for many flexible premium policies. Larger flexible premium policies may bear a portion of the cost of administering smaller flexible premium policies because the charge deducted for administrative expenses is a percentage of net asset value.

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(c) Policy Service Charge

For flexible premium policies, We deduct an annual policy service charge each Policy Year on the Policy Anniversary if on that date the policy’s value is less than $10,000. This charge is the lesser of $30 or 1% of the policy’s value at the end of the Policy Year or on the date of surrender, whichever is applicable. We deduct the annual policy service charge from each Allocation Alternative in proportion to its percentage of the policy’s value on the Policy Anniversary. This charge covers the costs for providing services under the policy such as collecting, processing and confirming purchase payments and establishing and maintaining the available methods of payment.

(d) Fund Charges

The value of the assets of the Separate Accounts will indirectly reflect the Fund’s total fees and expenses. The Fund’s total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the Fund’s prospectus and/or SAI.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) when Income Payments begin. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a purchase payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “Federal Tax Matters”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Accounts. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the policy’s value, at any time before Income Payments begin and while the Annuitant is living. To request a surrender or withdrawal, you must send a written request on a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus, or utilize any other method we make available. If the request is complete and We have received all other information necessary to process the request, the amount available for withdrawal is the policy’s value on the Business Day the Service Center that services your policy receives the surrender or withdrawal request (except in the case of periodic partial withdrawals, for which the amount available for withdrawal is the policy’s value on the established periodic partial withdrawal request date), less any surrender charges, any applicable policy fee and any taxes required by law to be deducted. If you have not provided Us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), in connection with a withdrawal request or of the periodic partial withdrawal request date, subject to postponement in certain circumstances. (See “Delay of Payments”)

Since you assume the investment risk with respect to amounts allocated to the Separate Accounts and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals), may be more or less than the total purchase payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See “Federal Tax Matters—Taxation of Annuities in General”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

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(a) Surrenders

We will deduct a surrender charge and any premium tax required by law, if applicable, from the amount paid. We will pay the proceeds to you in a lump sum unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “Income Payments”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $100. The amount will be withdrawn from the Allocation Alternatives in accordance with your request. Also note that partial withdrawal requests for amounts greater than $50,000 must be received in a form acceptable by Us and include a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests that effected an address or ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

If a requested partial withdrawal is equal to the value in the Allocation Alternative from which you make the withdrawal, We will pay the entire value of that Allocation Alternative, less any surrender charge that may apply. You must tell Us how to allocate a partial withdrawal among the Allocation Alternatives. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day.

(c) Periodic Partial Withdrawals

You may arrange for periodic partial withdrawals on a monthly, quarterly or semi-annual basis. To process Periodic Partial Withdrawals you must send a written request in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to periodic partial withdrawals. (See “Charges and Deductions”)

Our confirmation notice will indicate when a withdrawal has resulted in the near or actual exhaustion of money in one or more of the Allocation Alternatives. In that connection, when a periodic partial withdrawal amount exceeds the amount remaining in one or more of the Allocation Alternatives and there is no indication of an alternate Allocation Alternative, We will send out a check for less than the scheduled amount and will cease future payments until We receive new instructions designating new Allocation Alternatives from which We can make the withdrawal.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “hardship withdrawals.” The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to hardship withdrawals. For single premium policies, the surrender charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other withdrawals which were not subject to a surrender charge in that Policy Year, exceed 10% of the policy’s value.

Cancellations

If We do not receive any purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy’s value, are less than $2,000, We reserve the right to terminate your policy subject to any applicable state insurance law or regulation.

Similarly, NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel single premium policies that have a policy value of less than $2,000. We may pay the policy’s value to you in one lump sum.

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We will notify you in your annual report of Our intention to exercise these rights on the 90th day following that Policy Anniversary, unless an additional purchase payment is received before the end of that 90-day period. If such a cancellation occurs, We will pay you the policy’s value in one lump sum.

Retirement Date

The Retirement Date is the day that Income Payments are scheduled to begin unless you surrender the policy or We pay an amount as proceeds to the designated Beneficiary prior to that date. You specify the Retirement Date. You may defer the Retirement Date to any Policy Anniversary before the Annuitant will be age 75 or to a later date agreed to by NYLIAC, provided that We receive written notice of the request at least one month before the last selected Retirement Date. To request to change or defer the Retirement Date to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. The Retirement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Retirement Date

If the Annuitant (which, for Non-Qualified Policies, includes any named Contingent Annuitant who is alive at the death of the Primary Annuitant before the Retirement Date), dies prior to the Retirement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date We receive proof of death and all requirements necessary to make the payment at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. That amount will be the greater of:

(a) the sum of all purchase payments, less any partial withdrawals and surrender charges made before notification of death, and less premium amounts for any riders; or

(b) the policy’s value.

This formula guarantees that the amount paid will at least equal the sum of all purchase payments (less any partial withdrawals and surrender charges on such partial withdrawals and premium amounts for riders). The Beneficiary may receive the amount payable in a lump sum or under one of the Income Payment options. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that We may offer at any time.

If the policyowner of a policy issued after January 18, 1985 dies before the Retirement Date, the policy will no longer be in force and We will pay as proceeds to the Beneficiary an amount which is the greater of “(a)” or “(b)” as they are described above. Payment will be made in a lump sum to the Beneficiary unless the policyowner has elected or the Beneficiary elects otherwise in a signed written notice which gives Us the information that We need.

If such an election is properly made, all or part of these proceeds will be:

(i) applied under options 1A or 1B. (See “Income Payments”) However, We will pay any unpaid amount remaining under options 1A or 1B at the end of the five-year period following the policyowner’s death in one lump sum to the Beneficiary; or

(ii) used to purchase an immediate annuity for the Beneficiary who will be the policyowner and Annuitant.

Payments under the annuity or under any other method of payment We make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death.

We determine the value of the proceeds at the end of the Business Day during which death occurs.

For policies issued after January 18, 1985, if (a) the policyowner and the Annuitant are not the same person and the policyowner’s spouse is the sole primary Beneficiary, or (b) the policyowner and the Annuitant are the same individual and the policyowner’s spouse is the sole primary Beneficiary and the Contingent Annuitant, We will pay the proceeds to the surviving spouse if the policyowner dies before the Retirement Date or the surviving spouse can continue the policy as the new policyowner. Generally, We will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and We will pay benefits under the policy upon the death of any joint owner. (See “Federal Tax Matters—Taxation of Annuities in General”)

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If the Annuitant and joint Annuitant, if any, die after the Retirement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus, subject to postponement in certain circumstances. (See “Delay of Payments”)

Income Payments

(a) Election of Income Payment Options

You may select Income Payments that are fixed. At any time before the Retirement Date, you may change the Income Payment Option or request any other method of payment We agree to. To change the Income Payment Option or to request another method of payment prior to the Retirement Date, you must send a written request in a form acceptable to Us to the Service Center that services your policy in Question 17 of this Prospectus. If an Income Payment Option is chosen which depends on the continuation of the life of the Annuitant or of a Joint Annuitant, We may require proof of birth date before Income Payments begin. For Income Payment Options involving life income, the actual age of the Annuitant or of a Joint Annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options We may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

In the event that an Income Payment Option is not selected, We will make monthly Income Payments which will go on for as long as the Annuitant lives (10 years guaranteed even if the Annuitant dies sooner) in accordance with Income Payment option 3A and the “Annuity Benefit” section of the policy.

Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the total purchase payments made under the policy if the Annuitant dies before the actuarially predicted date of death.

For Income Payment Options not involving life contingencies (options 1A, 1B, 2A, 2B or 2A-V below), NYLIAC bears no mortality risk notwithstanding the mortality risk charge collected by NYLIAC. (See “Other Charges”)

(b) Fixed Income Payments

You (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under any of the Fixed Income Payment options described below:

1A. Interest Accumulation. NYLIAC credits interest (at least 3.5% per year) on the money remaining under this Income Payment option. You can withdraw this amount at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

1B. Interest Payment. NYLIAC pays interest once each month (at an effective rate of at least 3.0% per year), every 3 months or 6 months, or once each year, as chosen, based on the money remaining under this Income Payment option.

2A. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. When asked, NYLIAC will state in writing what each Income Payment would be, if made every 3 months or 6 months, or once each year.

2B. Income of Elected Amount. NYLIAC makes Income Payments of the elected amount monthly, every 3 months or 6 months, or once each year, as chosen, until all proceeds and interest have been paid. The total Income Payments made each year must be at least 5% of the proceeds placed under this Income Payment option. Each year NYLIAC credits interest of at least 3.5% on the money remaining under the Income Payment option.

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3A. Life Income-Guaranteed Period. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed for 5, 10, 15, or 20 years, as chosen, even if the payee dies sooner.

3B. Life Income-Guaranteed Total Amount. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed until the total amount paid equals the amount placed under this Income Payment option, even if the payee dies sooner.

3C. Life Income-Joint and Survivor. NYLIAC makes an Income Payment each month while one or both of the two payees are living. Income Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

(c) Other Methods of Payment

If NYLIAC agrees, you (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under some other method of payment.

A payee receiving payments under Income Payment options 1A, 1B, 2A or 2B may later elect (with NYLIAC’s permission) to have any unpaid amount placed under another method of payment.

If a payee dies on or after the Retirement Date, We will pay any unpaid policy proceeds under the method of payment being used as of the date of the payee’s death. (For certain restrictions on methods of payment, see “Federal Tax Matters”)

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(d) Proof of Survivorship

We may require satisfactory proof of survival, from time to time, before We pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled benefit payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus.

Situations where payment may be delayed:

1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a) The New York Stock Exchange (“NYSE”) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (“SEC”), or the SEC declares that an emergency exists;

(b) The SEC, by order, permits Us to delay payment in order to protect Our policyowners; or

(c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

2. We may delay payment of any amounts due from the Fixed Account. When permitted by law, We may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until We receive instructions from the appropriate federal regulator.

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Designation of Beneficiary

Before the date Income Payments are scheduled to begin and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. You may name one or more Beneficiaries. If prior to the date Income Payments are scheduled to begin, (a) the Annuitant dies before you and (b) no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate.

However, if the policyowner who is not the Annuitant dies before Income Payments begin, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds pass to the policyowner’s estate.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Retirement Date, or if we are unable to locate your Beneficiary if you die before the Retirement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at one of the addresses listed in Question 17 of this Prospectus. entitled, “How Do I Contact NYLIAC.”

Restrictions Under the Texas Optional Retirement Program

Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon:

(1)	termination of employment in the Texas public institutions of higher education,

(2)	retirement, or

(3)	death.

Accordingly, We will require a participant in the ORP (or the participant’s estate if the participant has died) to obtain a certificate of termination from the employer before the policy is surrendered.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, an employee may not begin distributions attributable to salary reduction contributions, including the earnings on these contributions, made in years beginning after December 31, 1988 before the employee attains age of 59 1/2, has a severance from employment, dies or becomes disabled. An employee also may not begin distributions attributable to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989 if the employee is under age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% penalty tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

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THE FIXED ACCOUNT

The Fixed Account includes all of NYLIAC’s assets except those assets allocated to the Separate Accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an effective rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the Fixed Account. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account.

(b) Surrender Charges

We may apply surrender charges to withdrawals from the Fixed Account. (See “Surrender Charges”) In addition to the “Exceptions to Surrender Charges,” subject to any applicable state insurance law or regulation, We will not impose a surrender charge on any amount withdrawn from the Fixed Account if: (a) on any Policy Anniversary the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and (b) you withdraw part or all of that amount allocated to the Fixed Account within 60 days after that Policy Anniversary. (For single premium policies, We make this determination independently for each additional purchase payment or portion of each additional purchase payment transferred to the Fixed Account on the anniversary of each such purchase payment; for flexible premium policies, We reserve the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.)

(c) Transfers to Investment Divisions

Depending on state filing and review processes, We may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the date Income Payments are scheduled to begin, subject to the following conditions.

1. You may transfer an amount from the Fixed Account to the Investment Divisions if, on any Policy Anniversary, the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and you make a transfer request within 60 days after that Policy Anniversary. There is no minimum transfer requirements under this condition.

2. For single premium policies, during the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed, you may transfer up to 10% of the policy’s value at the beginning of the Policy Year Divisions. However, the amount you transfer will reduce, by an equivalent amount, the total amount that you may withdraw during that Policy Year from the policy’s value under the first exception to the imposition of surrender charges described under “Exceptions to Surrender Charges”. In addition, any amount you withdraw during a Policy Year under that first exception to the imposition of a surrender charge will limit subsequent amounts that you may transfer from the Fixed Account under this condition.

3. For flexible premium policies, except as stated in (c)1 above, We do not permit transfers from the Fixed Account during the first ten Policy Years.

4. For single premium policies, We permit transfers of at least the minimum amount after the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed. For flexible premium policies, We permit transfers of at least the minimum amount after the first ten Policy Years. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of:

(i) $1,000 for single premium policies or $500 for flexible premium policies or

(ii) the value of the Fixed Account attributed to that purchase payment for single premium policies or the total value of the Fixed Account for flexible premium policies. Additionally, for flexible premium policies, the remaining value in the Fixed Account must be at least $100. If, after a transfer, the remaining value in the Fixed Account would be less than $100, We may include that amount in the transfer.

For both single and flexible premium policies, We reserve the right to limit the total number of transfers to no more than four in any one Policy Year. We also reserve the right to limit the dollar amount of any transfers. (See “Transfers”)

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You must make transfer requests in writing in a form acceptable to Us and sent to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. Facsimile requests will not be accepted or processed.

(d) General Matters

We may delay payments of any amount due from the Fixed Account. See the policy itself for details and a description of the Fixed Account.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

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Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-

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day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section  403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

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The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. Your should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity

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Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies were sold by Registered Representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your Registered Representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities Registered Representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 3.5% of all premiums received. The total commissions paid for Facilitator® multi-funded retirement annuity policies during the fiscal years ended December 31, 2013, 2012 and 2011 were $85,498, $132,558 and $114,839, respectively. NYLIFE Distributors did not retain any of these commissions. Premium payments are accepted on a continuous basis.

New York Life also has other compensation programs where Registered Representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities Registered Representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities Registered Representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

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VOTING RIGHTS

The Fund is not required and typically does not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in policyowners having a lesser role in governing the business of the Fund.

To the extent required by law, the Eligible Portfolio shares held in the Separate Accounts will be voted by NYLIAC at special shareholder meetings of the Fund in accordance with instructions We receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws is amended, or if its present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, We may elect to do so.

The number of votes which are available to you will be calculated separately for each Investment Division. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

Prior to the date Income Payments are scheduled to begin, you hold a voting interest in each Investment Division to which you have money allocated. The number of votes which are available to you will be determined by dividing the policy’s value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

After the date Income Payments are scheduled to begin, the person receiving Variable Income Payments has the voting interest. The number of votes will be determined by dividing the reserve for such policy allocated to a MainStay VP Common Stock-Initial Class Investment Division by the net asset value per share of the MainStay VP Common Stock-Initial Class Portfolio. The votes attributable to a policy decrease as the reserves allocated to a MainStay VP Common Stock-Initial Class Investment Division decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Eligible Portfolio which are available will be determined as of the date established by the Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the Fund.

If We do not receive timely instructions, We will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”) is available which contains more details concerning the subjects discussed in this prospectus. The following is the Table of Contents for the SAI:

How to obtain a Facilitator SAI dated May 1, 2014:

The Facilitator Statement of Additional Information is posted on Our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, please call or send in this request form to the Service Center that services your policy.

Name

Address

City                                                                  State                                                                  Zip

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The Facilitator®:

A retirement annuity

for dynamic financial times

Your Statement of

Additional Information

NYLIAC MFA Separate Account I

NYLIAC MFA Separate Account II

Statement of Additional Information

for the

Facilitator®*

MULTI-FUNDED RETIREMENT ANNUITY POLICIES

Offered by

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A Delaware Corporation)

May 1, 2014

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current Facilitator prospectus. You should read the SAI in conjunction with the current Facilitator prospectus, dated May 1, 2014. You may obtain a copy of the prospectus by calling or writing NYLIAC at the Service Center that services your policy. Terms used but not defined in the SAI have the same meaning as in the current Facilitator prospectus.

*	Facilitator® is NYLIAC’s registered service mark for the policies and is not meant to connote performance.

THE POLICIES

The following provides additional information about the policies, to supplement the description in the prospectus.

Total Disability Benefit Rider

As described in the prospectus, the Total Disability Benefit Rider credits benefit amounts as purchase payments if the Annuitant is totally disabled for at least six consecutive months. No benefit amounts will be credited to the policy after Income Payments begin or, if earlier, the Policy Anniversary on which the Annuitant is age 65. The Annuitant is considered to be totally disabled if he or she is unable to perform his or her own occupation. The total disability must be caused by an injury or sickness that first occurs after the rider was issued. However, after total disability has lasted for two years, the Annuitant will be deemed to be totally disabled only if he or she is unable to perform any occupation for which he or she is reasonably suited based on education, training and work experience. NYLIAC will not credit any benefit amounts in connection with the following disabilities: (i) those that start prior to the Annuitant’s fifth birthday; (ii) those that are caused by an intentionally self-inflicted injury; or (iii) those that are caused by act of war.

The benefit amount for each month during a period of total disability will be determined as follows:

(a) if total disability began 60 or more months after the rider is issued, the amount is one-sixtieth of the basic plan premiums (purchase payments less premium amounts paid for riders), paid or credited within the 60 months before the disability began;

(b) if total disability starts more than 12 but within 60 months after the rider is issued, the amount is the total of the basis plan premiums paid or credited while the rider was in effect divided by the number of full and partial months that the rider was in effect;

(c) if total disability began within 12 months after the rider was issued, the amount will be the smaller of the total scheduled basic plan premiums for the first Policy Year divided by 12 or the total basic plan premiums paid while the rider was in effect divided by the number of full and partial months that the rider was in effect.

However, for a flexible premium Non-Qualified Policy, the benefit amount will never be more than $1,250 in any policy month. For a flexible premium Qualified Policy, the benefit amount will never be more than the greater of $2,500 in any policy month or the pro rata monthly amount permitted by law for the applicable tax qualified plan. (See “Federal Tax Matters—Qualified Plans”).

For Non-Qualified Policies, only total disabilities of the Annuitant are covered. Previously, if the Contingent Annuitant became the Annuitant, the policyowner could apply to NYLIAC to have a new rider included in the policy to cover the Contingent Annuitant. New sales of the Total Disability Benefit Rider have been discontinued.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of each Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. The value of each Accumulation Unit was arbitrarily set as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (“Valuation Period”), is determined by the following formula:

(a/b) - c

Where:	(a) = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

(3)	a charge or credit, if any, for taxes;

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(b) = the net result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

(2)	a charge or credit, if any, for taxes; and

(c)	= a factor representing the charges deducted from the applicable Investment Division on a daily basis. For flexible premium policies, the factor is equal, on an annual basis, to 1.75% of the daily net asset value of the Separate Accounts. For single premium policies, the factor is equal, on an annual basis, to 1.25% of the daily net asset value of the Separate Accounts.

The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Contingent Annuitant

The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the “Primary Annuitant” before Income Payments begin if the policyowner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy.

If prior to the date Income Payments begin, while the policyowner is still living, the Contingent Annuitant is alive at the death of the Primary Annuitant, the proceeds of a Non-Qualified Policy will not be paid to the Beneficiary at the death of the Primary Annuitant. Instead, the policy will continue in force and the proceeds will be paid upon the death of the Contingent Annuitant or upon the death of the policyowner if earlier. All policyowner rights and the benefits provided under the policy will continue during the lifetime of the Contingent Annuitant, as provided in the policy, as if the Contingent Annuitant were the Annuitant, except for the Total Disability Benefit Rider. (See “Total Disability Benefit Rider”). After the policy is issued, the Contingent Annuitant may be deleted but not changed.

The named Contingent Annuitant will be considered deleted if a policy would not be treated as an annuity for federal income tax purposes should the Contingent Annuitant become the Annuitant. Currently, the policies do not provide for the naming of Contingent Annuitants. (See “Federal Tax Matters”)

INVESTMENT PERFORMANCE CALCULATIONS

MainStay VP Cash Management Investment Division

NYLIAC calculates the MainStay VP Cash Management Investment Division’s current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Cash Management Portfolio of the Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative services (for flexible premium policies) and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Investment Division will be lower than the yield for the MainStay VP Cash Management Portfolio of the Fund.

NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in a MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

For the seven-day period ending December 31, 2013, the annualized yields for the single premium policies for

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the MainStay VP Cash Management Investment Division were -1.23% for NYLIAC MFA Separate Account I and -1.23% for NYLIAC MFA Separate Account II. For the same period, the annualized yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were -1.72% for NYLIAC MFA Separate Account I and -1.72% for NYLIAC MFA Separate Account II.

For the seven-day period ending December 31, 2013, the effective yield for the single premium policies for the MainStay VP Cash Management Investment Division was -1.23% for NYLIAC MFA Separate Accounts I and II. For the same period, the effective yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were -1.72% for NYLIAC MFA Separate Account I and -1.72% for NYLIAC MFA Separate Account II.

MainStay VP Bond-Initial Class Investment Division Yields

NYLIAC may from time to time disclose the current annualized yield of the MainStay VP Bond-Initial Class Investment Division for 30-day periods. The annualized yield of a MainStay VP Bond-Initial Class Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

YIELD	= 2	((a–b+1)[6] –1)
cd

Where:	a = net investment income earned during the period by the Portfolio attributable to shares owned by the
MainStay VP Bond-Initial Class Investment Division.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of accumulation units outstanding during the period.
d = the maximum offering price per accumulation unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all policyowner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since the policy was issued.

Because of these charges and deductions the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Bond-Initial Class Investment Division’s actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Bond-Initial Class Portfolio of the Fund, and its operating expenses.

For the 30-day period ended December 31, 2013, the annualized yields for the MainStay VP Bond-Initial Class Investment Divisions were 0.94% and 0.44% respectively, for single premium policies and flexible premium policies.

MainStay VP Bond-Initial Class and MainStay VP Common Stock-Initial Class Standard Total Return Calculations

NYLIAC may from time to time also calculate average annual total returns for one or more of the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Divisions for various periods of time. We compute the average annual total return by finding the average annual compounded rates of return over one, three, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, three, five, or ten-year period, at the end of the one, three, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all policyowner accounts are recognized in the ending redeemable value. The

4

average annual total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.

For the one, three, five and ten year periods ending December 31, 2013, and the period from January 23, 1984 to December 31, 2013, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were -9.83%, 0.28%, 3.14%, 3.34% and 6.02%, respectively, for NYLIAC MFA Separate Account I, and -9.83%, 0.28%, 3.14%, 3.34% and 6.04%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were -10.28%, -0.93%, 1.98%, 2.72% and 5.49%, respectively, for NYLIAC MFA Separate Account I, and -10.28%, -0.93%, 1.98%, 2.72%, and 5.50%, respectively, for NYLIAC MFA Separate Account II.

For the one, three, five and ten year periods ending December 31, 2013, and the period from January 23, 1984 to December 31, 2013, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 24.60%, 13.74%, 15.10%, 6.17% and 8.33%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 23.98%, 12.38%, 13.80%, 5.54% and 7.79%, respectively, for NYLIAC MFA Separate Account I.

For the one, three, five and ten year periods ending December 31, 2013, and the period from January 23, 1984 to December 31, 2013 respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 24.60%, 13.74%, 15.10%, 6.17% and 8.31%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 23.98%, 12.38%, 13.80%, 5.54% and 7.77%, respectively, for NYLIAC MFA Separate Account II.

Other Performance Data

NYLIAC may from time to time also calculate average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge will not be reflected.

Using the non-standard format, for the one, three, five and ten year periods ending December 31, 2013, and the period from January 23, 1984 to December 31, 2013, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were -3.04%, 2.01%, 3.77% , 3.34% and 6.02%, respectively, for NYLIAC MFA Separate Account I, and -3.04%, 2.01%, 3.77%, 3.34% and 6.04%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were -3.52%, 1.50%, 3.25%, 2.82% and 5.49%, respectively, for NYLIAC MFA Separate Account I, and -3.52%, 1.50%, 3.25%, 2.82% and 5.50%, respectively, for NYLIAC MFA Separate Account II.

For the one, three, five and ten year periods ending December 31, 2013, and the period from January 23, 1984 to December 31, 2013, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 33.98%, 15.71%, 15.80%, 6.17% and 8.33%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 33.31%, 15.13%, 15.22%, 5.64%, and 7.79%, respectively, for NYLIAC MFA Separate Account I.

For the one, three, five and ten year periods ending December 31, 2013, and the period from January 23, 1984 to December 31, 2013, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 33.98%, 15.71%, 15.80%, 6.17% and 8.31%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 33.31%, 15.13%, 15.22%, 5.64% and 7.77%, respectively, for NYLIAC MFA Separate Account II

NYLIAC may from time to time also calculate cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will not be reflected.

CTR = ERV/P–1

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Where:	CTR = the cumulative total return net of an Investment Division recurring charges for the period
ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period, at the end of the one, three, five or ten-year period (or fractional portion thereof)

P = a hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also disclosed.

MAINSTAY VP FUNDS TRUST

The MainStay VP Funds Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund.

The Fund currently issues its shares only to separate accounts of NYLIAC. Shares are sold and redeemed at the net asset value of the respective Portfolio of the Fund.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 17 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

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FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

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Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to Our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, We reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2013 and 2012, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013

8

included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2013 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

9

NYLIAC MFA FACILITATOR Separate Account-I

NYLIAC MFA FACILITATOR Separate Account-II

Financial Statements

NYLIAC MFA Separate Account-I Tax-Qualified Policies

Statement of Assets and Liabilities

As of December 31, 2013

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

ASSETS:
Investments in the Mainstay VP Funds Trust at net asset value	$21,911,089	$64,225,704	$5,945,133	$17,122,124	$608,606	$922,089
Dividends due and accrued	—	—	—	—	5	8
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(1,315)	—	(167)	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	1,315	—	167	(5)	(8)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	748	2,191	204	587	42	63
Administrative charges	—	877	—	235	—	25

Total net assets	$21,910,341	$64,222,636	$5,944,929	$17,121,302	$608,564	$922,001

Total shares outstanding	891,527	2,613,206	424,550	1,222,697	608,517	921,930

Net asset value per share (NAV)	$24.58	$24.58	$14.00	$14.00	$1.00	$1.00

Total units outstanding	203,566	693,456	100,779	337,228	25,746	45,329

Variable accumulation unit value	$107.61	$92.62	$58.99	$50.77	$23.65	$20.35

Identified cost of investment	$15,606,618	$47,065,224	$5,846,469	$16,886,252	$608,548	$922,017

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC MFA Separate Account-I Tax-Qualified Policies

Statement of Operations

For the year ended December 31, 2013

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

INVESTMENT INCOME (LOSS):
Dividend income	$314,171	$914,487	$117,420	$331,397	$67	$101
Mortality and expense risk charges	(253,065)	(736,065)	(79,542)	(225,982)	(8,401)	(12,689)
Administrative charges	—	(340,828)	—	(109,761)	—	(7,272)

Net investment income (loss)	61,106	(162,406)	37,878	(4,346)	(8,334)	(19,860)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,899,210	7,165,069	812,919	2,166,780	212,494	248,604
Cost of investments sold	(2,890,581)	(8,228,455)	(771,232)	(1,959,029)	(212,477)	(248,579)

Net realized gain (loss) on investments	8,629	(1,063,386)	41,687	207,751	17	25
Realized gain distribution received	—	—	98,921	279,187	—	—
Change in unrealized appreciation (depreciation) on investments	5,822,265	18,030,002	(378,356)	(1,160,266)	64	82

Net gain (loss) on investments	5,830,894	16,966,616	(237,748)	(673,328)	81	107

Net increase (decrease) in net assets resulting from operations	$5,892,000	$16,804,210	$(199,870)	$(677,674)	$(8,253)	$(19,753)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC MFA Separate Account-I Tax-Qualified Policies

Statement of Changes in Net Assets

For years ended December 31, 2013

and December 31, 2012

	Common Stock Investment Divisions				Bond Investment Divisions				Money Market Investment Divisions
	Single Premium Policies		Flexible Premium Policies		Single Premium Policies		Flexible Premium Policies		Single Premium Policies		Flexible Premium Policies
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$61,106	$66,291	$(162,406)	$(94,951)	$37,878	$79,086	$(4,346)	$122,672	$(8,334)	$(9,919)	$(19,860)	$(21,682)
Net realized gain (loss) on investments	8,629	(1,334,629)	(1,063,386)	(4,029,443)	41,687	98,960	207,751	392,286	17	—	25	(3)
Realized gain distribution received	—	—	—	—	98,921	233,732	279,187	675,437	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	5,822,265	3,991,768	18,030,002	11,586,828	(378,356)	(173,434)	(1,160,266)	(615,279)	64	—	82	3

Net increase (decrease) in net assets resulting from operations	5,892,000	2,723,430	16,804,210	7,462,434	(199,870)	238,344	(677,674)	575,116	(8,253)	(9,919)	(19,753)	(21,682)

Contributions and (Withdrawals):
Payments received from policyowners	—	525	144,345	141,926	3,002	2,999	128,774	72,160	2,998	3,001	13,422	4,819
Policyowners’ surrenders	(1,562,477)	(1,977,493)	(3,507,915)	(4,590,913)	(459,920)	(628,108)	(1,188,803)	(1,658,980)	(204,276)	(29,743)	(150,582)	(72,740)
Policyowners’ annuity and death benefits	(206,258)	(170,830)	(360,528)	(394,632)	(45,348)	(78,359)	(33,553)	(119,216)	—	(2)	(403)	(44,390)
Net transfers from (to) Fixed Account	(651,291)	(1,010,307)	(2,270,528)	(2,181,234)	(149,351)	(247,056)	(463,098)	(445,888)	108,614	(83,788)	(67,090)	(101,612)
Transfers between Investment Divisions	18,381	27,465	(22,247)	45,840	(18,382)	(27,465)	(49,710)	25,106	—	—	71,956	(21,775)

Net contributions and (withdrawals)	(2,401,645)	(3,130,640)	(6,016,873)	(6,979,013)	(669,999)	(977,989)	(1,606,390)	(2,126,818)	(92,664)	(110,532)	(132,697)	(235,698)

Increase (decrease) in net assets	3,490,355	(407,210)	10,787,337	483,421	(869,869)	(739,645)	(2,284,064)	(1,551,702)	(100,917)	(120,451)	(152,450)	(257,380)
NET ASSETS:
Beginning of period	18,419,986	18,827,196	53,435,299	52,951,878	6,814,798	7,554,443	19,405,366	20,957,068	709,481	829,932	1,074,451	1,331,831

End of period	$21,910,341	$18,419,986	$64,222,636	$53,435,299	$5,944,929	$6,814,798	$17,121,302	$19,405,366	$608,564	$709,481	$922,001	$1,074,451

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC MFA Separate Account-II Non-Qualified Policies

Statement of Assets and Liabilities

As of December 31, 2013

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

ASSETS:
Investments in the Mainstay VP Funds Trust at net asset value	$29,225,049	$7,851,548	$9,570,884	$2,263,330	$632,389	$119,586
Dividends due and accrued	—	—	—	—	6	1
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	(21)	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	21	(6)	(1)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	998	268	329	78	49	8
Administrative charges	—	107	—	31	—	3

Total net assets	$29,224,051	$7,851,173	$9,570,555	$2,263,221	$632,340	$119,575

Total shares outstanding	1,189,121	319,463	683,469	161,625	632,298	119,566

Net asset value per share (NAV)	$24.58	$24.58	$14.00	$14.00	$1.00	$1.00

Total units outstanding	271,584	84,770	161,636	44,506	26,755	5,881

Variable accumulation unit value	$107.61	$92.62	$59.22	$50.85	$23.65	$20.35

Identified cost of investment	$20,700,730	$5,823,083	$9,486,376	$2,238,307	$632,330	$119,574

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC MFA Separate Account-II Non-Qualified Policies

Statement of Operations

For the year ended December 31, 2013

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

INVESTMENT INCOME (LOSS):
Dividend income	$416,196	$111,461	$191,512	$43,669	$65	$12
Mortality and expense risk charges	(338,778)	(89,048)	(130,653)	(30,005)	(8,203)	(1,552)
Administrative charges	—	(42,990)	—	(16,259)	—	(976)

Net investment income (loss)	77,418	(20,577)	60,859	(2,595)	(8,138)	(2,516)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,160,349	786,091	1,559,110	288,846	107,857	12,368
Cost of investments sold	(3,501,866)	(653,802)	(1,467,310)	(266,761)	(107,849)	(12,368)

Net realized gain (loss) on investments	658,483	132,289	91,800	22,085	8	—
Realized gain distribution received	—	—	161,341	36,789	—	—
Change in unrealized appreciation (depreciation) on investments	7,178,921	1,917,697	(643,125)	(148,057)	61	12

Net gain (loss) on investments	7,837,404	2,049,986	(389,984)	(89,183)	69	12

Net increase (decrease) in net assets resulting from operations	$7,914,822	$2,029,409	$(329,125)	$(91,778)	$(8,069)	$(2,504)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC MFA Separate Account-II Non-Qualified Policies

Statement of Changes in Net Assets

For years ended December 31, 2013

and December 31, 2012

	Common Stock Investment Divisions				Bond Investment Divisions				Money Market Investment Divisions
	Single Premium Policies		Flexible Premium Policies		Single Premium Policies		Flexible Premium Policies		Single Premium Policies		Flexible Premium Policies
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$77,418	$92,932	$(20,577)	$(13,490)	$60,859	$131,388	$(2,595)	$12,484	$(8,138)	$(9,949)	$(2,516)	$(2,624)
Net realized gain (loss) on investments	658,483	(1,093,510)	132,289	17,650	91,800	170,190	22,085	36,573	8	(3)	—	(1)
Realized gain distribution received	—	—	—	—	161,341	389,184	36,789	87,231	—	—	—	—
Change in unrealized appreciation(depreciation) on investments	7,178,921	4,504,007	1,917,697	864,756	(643,125)	(292,424)	(148,057)	(63,771)	61	2	12	1

Net increase (decrease) in net assets resulting from operations	7,914,822	3,503,429	2,029,409	868,916	(329,125)	398,338	(91,778)	72,517	(8,069)	(9,950)	(2,504)	(2,624)

Contributions and (Withdrawals):
Payments received from policyowners	—	18,011	38,760	29,415	—	2,497	16,174	20,688	—	12,500	180	143
Policyowners’ surrenders	(1,696,734)	(1,153,868)	(389,568)	(224,407)	(653,123)	(390,032)	(131,026)	(110,620)	(36,981)	(8,646)	(7,350)	(796)
Policyowners’ annuity and death benefits	(1,243,508)	(448,997)	(38,617)	(69,219)	(569,354)	(758,067)	(65,331)	(74,246)	(3,444)	(42,495)	(1,186)	—
Net transfers from (to) Fixed Account	(639,828)	(713,027)	(247,362)	(251,219)	(147,719)	(333,851)	(51,167)	(28,894)	(14,685)	(45,244)	(1,391)	(10,516)
Transfers between Investment Divisions	38,229	63,054	3,527	(48,314)	(38,230)	63,930	(3,527)	(680)	2	(126,950)	—	(191)

Net contributions and (withdrawals)	(3,541,841)	(2,234,827)	(633,260)	(563,744)	(1,408,426)	(1,415,523)	(234,877)	(193,752)	(55,108)	(210,835)	(9,747)	(11,360)

Increase (decrease) in net assets	4,372,981	1,268,602	1,396,149	305,172	(1,737,551)	(1,017,185)	(326,655)	(121,235)	(63,177)	(220,785)	(12,251)	(13,984)
NET ASSETS:
Beginning of period	24,851,070	23,582,468	6,455,024	6,149,852	11,308,106	12,325,291	2,589,876	2,711,111	695,517	916,302	131,826	145,810

End of period	$29,224,051	$24,851,070	$7,851,173	$6,455,024	$9,570,555	$11,308,106	$2,263,221	$2,589,876	$632,340	$695,517	$119,575	$131,826

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC MFA Separate Accounts-I and -II

Tax-Qualified and Non-Qualified Policies

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

N

YLIAC MFA Separate Account-I (“Separate Account-I”) and NYLIAC MFA Separate Account-II (“Separate Account-II”) were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies (“Separate Account-I”) and Non-Qualified Multi-Funded Retirement Annuity Policies (“Separate Account-II”) issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts that follows the accounting and reporting guidance under ASC 946. The assets of Separate Account-I and Separate Account-II are invested exclusively in shares of eligible portfolios of the MainStay VP Funds Trust, a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents a portion of the general account assets of NYLIAC and is not included in this report. NYLIAC’s Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust. New York Life Investments and Cornerstone Holdings are indirect, wholly-owned subsidiaries of NYLIC.

There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

Security Valuation—The investment in the MainStay VP Funds Trust is valued at the net asset value (“NAV”) of shares of the respective fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

NYLIAC MFA Separate Accounts-I and -II

Tax-Qualified and Non-Qualified Policies

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.

Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Funds for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2—Purchases and Sales (in 000’s)

T

he cost of purchases and proceeds from the sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales

Separate Account-I (Tax-Qualified Policies)
Common Stock Investment Divisions
Single Premium Policies	$557	$2,899
Flexible Premium Policies	973	7,165

Bond Investment Divisions
Single Premium Policies	279	813
Flexible Premium Policies	832	2,167

Money Market Investment Divisions
Single Premium Policies	111	212
Flexible Premium Policies	96	249

	$2,849	$13,505

Separate Account-II (Non-Qualified Policies)
Common Stock Investment Divisions
Single Premium Policies	$692	$4,160
Flexible Premium Policies	131	786

Bond Investment Divisions
Single Premium Policies	372	1,559
Flexible Premium Policies	88	289

Money Market Investment Divisions
Single Premium Policies	15	108
Flexible Premium Policies	0	12

Total	$1,298	$6,915

NYLIAC MFA Separate Accounts-I and -II

Tax-Qualified and Non-Qualified Policies

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

N

YLIAC deducts an annual policy service charge for Flexible Premium policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the policy’s accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy’s accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying Statements of Changes in Net Assets.

NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year, with a maximum cumulative total of $8,000 per policy year. Additional premiums will not be accepted into a policy once the annuitant has reached the later of age 65 or 10 years from the date the policy was issued. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. For Flexible Premium policies, the maximum allowable dollar amount for additional premium payments per policy year is the greater of $7,500 or twice the policy’s annualized initial premium. Additional premiums will not be accepted into a policy once the annuitant has reached the later of age 65 or 10 years from the date the policy was issued. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying Statements of Changes in Net Assets. Surrender charges are paid to NYLIAC.

Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. These charges are disclosed in the accompanying Statement of Operations.

NYLIAC MFA Separate Account-I and Separate Account-II policyowners may pay certain portfolio company (“Funds”) operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or MFA Separate Account-I and Separate Account-II. Management Fees (which may include administration and/or advisory fees) range from 0.44% to 0.55% and other expenses range from 0.03% to 0.04%. These ranges are shown as a percentage of average net assets as of December 31, 2012, and approximate the ranges as of December 31, 2013.

NOTE 4—Distribution of Net Income:

S

eparate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NYLIAC MFA Separate Accounts-I and -II Tax-Qualified and Non-Qualified Policies

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s)

T

he changes in units outstanding for the years ended December 31, 2013 and 2012 were as follows:

	2013			2012
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Separate Account-I (Tax-Qualified Policies)
Common Stock Investment Divisions
Single Premium Policies	3	(28)	(25)	1	(42)	(41)
Flexible Premium Policies	1	(77)	(76)	3	(109)	(106)

Bond Investment Divisions
Single Premium Policies	1	(12)	(11)	2	(17)	(15)
Flexible Premium Policies	4	(36)	(32)	2	(42)	(40)

Money Market Investment Divisions
Single Premium Policies	5	(9)	(4)	1	(5)	(4)
Flexible Premium Policies	4	(11)	(7)	1	(12)	(11)

Separate Account-II (Non-Qualified Policies)
Common Stock Investment Divisions
Single Premium Policies	4	(41)	(37)	4	(33)	(29)
Flexible Premium Policies	1	(9)	(8)	1	(9)	(8)

Bond Investment Divisions
Single Premium Policies	1	(24)	(23)	5	(28)	(23)
Flexible Premium Policies	1	(5)	(4)	1	(6)	(5)

Money Market Investment Divisions
Single Premium Policies	1	(4)	(3)	1	(9)	(8)
Flexible Premium Policies	—	—	—	—	(2)	(2)

NYLIAC MFA Separate Accounts-I and -II

Tax-Qualified and Non-Qualified Policies

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

T

he following table presents financial highlights for each Investment Division as of December 31, 2013, 2012, 2011, 2010 and 2009:

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value	Total Return[1]	Investment Income Ratio[2]

Separate Account-I (Tax-Qualified Policies)
Common Stock Investment Divisions	2013	$21,910	204	$107.61	34.0%	1.5%
Single Premium Policies	2012	18,420	229	80.32	15.3%	1.6%
	2011	18,827	270	69.69	0.3%	1.5%
	2010	21,411	308	69.47	11.2%	1.6%
	2009	21,898	350	62.47	20.9%	2.1%
Common Stock Investment Divisions	2013	$64,223	693	$92.62	33.3%	1.5%
Flexible Premium Policies	2012	53,435	769	69.48	14.7%	1.6%
	2011	52,952	875	60.58	(0.2%)	1.5%
	2010	59,276	977	60.70	10.7%	1.6%
	2009	60,615	1,105	54.85	20.3%	2.1%
Bond Investment Divisions	2013	$5,945	101	$58.99	(3.0%)	1.8%
Single Premium Policies	2012	6,815	112	60.84	3.4%	2.3%
	2011	7,554	127	58.87	5.9%	3.1%
	2010	8,090	145	55.58	6.5%	3.0%
	2009	8,575	164	52.18	6.4%	4.5%
Bond Investment Divisions	2013	$17,121	337	$50.77	(3.5%)	1.9%
Flexible Premium Policies	2012	19,405	369	52.63	2.8%	2.4%
	2011	20,957	409	51.17	5.4%	3.1%
	2010	22,105	455	48.56	6.0%	3.0%
	2009	22,550	492	45.82	5.9%	4.6%
Money Market Investment Divisions	2013	$609	26	$23.65	(1.2%)	0.0%
Single Premium Policies	2012	709	30	23.94	(1.2%)	0.0%
	2011	830	34	24.24	(1.2%)	0.0%
	2010	925	37	24.55	(1.3%)	0.0%
	2009	1,097	44	24.86	(1.2%)	0.0%
Money Market Investment Divisions	2013	$922	45	$20.35	(1.7%)	0.0%
Flexible Premium Policies	2012	1,074	52	20.71	(1.7%)	0.0%
	2011	1,332	63	21.07	(1.7%)	0.0%
	2010	1,659	77	21.45	(1.8%)	0.0%
	2009	2,003	92	21.83	(1.7%)	0.0%

Separate Account-II (Non-Qualified Policies)
Common Stock Investment Divisions	2013	$29,224	272	$107.61	34.0%	1.5%
Single Premium Policies	2012	24,851	309	80.32	15.3%	1.6%
	2011	23,582	338	69.69	0.3%	1.4%
	2010	27,668	398	69.47	11.2%	1.5%
	2009	29,926	480	62.47	20.9%	2.1%
Common Stock Investment Divisions	2013	$7,851	85	$92.62	33.3%	1.6%
Flexible Premium Policies	2012	6,455	93	69.48	14.7%	1.6%
	2011	6,150	101	60.58	(0.2%)	1.5%
	2010	6,825	112	60.70	10.7%	1.6%
	2009	6,864	125	54.85	20.3%	2.1%
Bond Investment Divisions	2013	$9,571	162	$59.22	(3.0%)	1.8%
Single Premium Policies	2012	11,308	185	61.07	3.4%	2.3%
	2011	12,325	208	59.09	5.9%	3.1%
	2010	13,851	248	55.79	6.5%	3.0%
	2009	15,525	297	52.38	6.4%	4.5%

NYLIAC MFA Separate Account-I and -II

Tax-Qualified and Non-Qualified Policies

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value	Total Return[1]	Investment Income Ratio[2]

Bond Investment Divisions	2013	$2,263	45	$50.85	(3.5%)	1.8%
Flexible Premium Policies	2012	2,590	49	52.71	2.8%	2.3%
	2011	2,711	54	51.25	5.4%	3.2%
	2010	2,801	58	48.63	6.0%	3.0%
	2009	2,857	62	45.89	5.9%	4.6%
Money Market Investment Divisions	2013	$632	27	$23.65	(1.2%)	0.0%
Single Premium Policies	2012	696	30	23.94	(1.2%)	0.0%
	2011	916	38	24.24	(1.2%)	0.0%
	2010	902	37	24.55	(1.3%)	0.0%
	2009	1,202	48	24.86	(1.2%)	0.0%
Money Market Investment Divisions	2013	$120	6	$20.35	(1.7%)	0.0%
Flexible Premium Policies	2012	132	6	20.71	(1.7%)	0.0%
	2011	146	8	21.07	(1.7%)	0.0%
	2010	176	9	21.45	(1.8%)	0.0%
	2009	299	14	21.83	(1.7%)	0.0%

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 1.25%-1.75%, excluding expenses of the underlying Funds, surrender charges, and policy service charges.

1	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

2	These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net asset value. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the MFA Separate Accounts-I and -II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation MFA Separate Account-I and the New York Life Insurance and Annuity Corporation MFA Separate Account-II as of December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the transfer agents at December 31, 2013, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers, LLP

New York, New York

March 24, 2014

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2013 and 2012

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	December 31,
	2013	2012
	(in millions)
ASSETS
Fixed maturities, at fair value
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $489 in 2013 and $451 in 2012)	$71,543	$72,188
Trading securities	497	126
Equity securities, at fair value
Available-for-sale	112	130
Trading securities	447	79
Mortgage loans, net of allowances	9,765	8,488
Policy loans	858	872
Securities purchased under agreements to resell	101	59
Investments in affiliates	2,288	2,522
Other investments	1,438	1,225

Total investments	87,049	85,689
Cash and cash equivalents	594	633
Deferred policy acquisition costs	2,847	2,027
Interest in annuity contracts	6,114	5,978
Amounts recoverable from reinsurer
Affiliated	6,877	7,675
Unaffiliated	1,390	300
Other assets	1,357	1,317
Separate account assets	26,434	21,638

Total assets	$132,662	$125,257

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholders’ account balances	$65,391	$63,733
Future policy benefits	14,069	11,579
Policy claims	339	270
Obligations under structured settlement agreements	6,114	5,978
Amounts payable to reinsurer
Affiliated	6,837	6,626
Unaffiliated	48	47
Other liabilities	2,730	3,291
Separate account liabilities	26,434	21,638

Total liabilities	121,962	113,162

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	963	3,024
Retained earnings	5,784	5,118

Total stockholder’s equity	10,700	12,095

Total liabilities and stockholder’s equity	$132,662	$125,257

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Revenues
Premiums	$3,384	$2,816	$2,427
Fees-universal life and annuity policies	889	885	838
Net investment income	3,612	3,611	3,597
Net investment (losses) gains
Total other-than-temporary impairments on fixed maturities	(45)	(63)	(122)
Total other-than-temporary impairments on fixed maturities recognized in accumulated other comprehensive income	11	18	14
All other net investment (losses) gains	(65)	75	93

Total net investment (losses) gains	(99)	30	(15)
Net revenue from reinsurance	71	85	82
Other income	94	68	55

Total revenues	7,951	7,495	6,984

Expenses
Interest credited to policyholders’ account balances	1,847	2,055	2,415
Increase in liabilities for future policy benefits	2,718	2,199	1,983
Policyholder benefits	1,164	973	867
Operating expenses	1,363	1,416	1,307

Total expenses	7,092	6,643	6,572

Income before income taxes	859	852	412
Income tax expense	193	240	88

Net income	$666	$612	$324

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Net income	$666	$612	$324

Other comprehensive (loss) income, net of tax
Net unrealized investment (losses) gains
Net unrealized investment (losses) gains arising during the period	(1,998)	1,004	1,091
Less: reclassification adjustment for net unrealized investment gains included in net income	63	86	85

Net unrealized investment (losses) gains, net	(2,061)	918	1,006

Total other comprehensive (loss) income, net of tax	(2,061)	918	1,006

Comprehensive (loss) income	$(1,395)	$1,530	$1,330

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2013, 2012 and 2011

(in millions)

			Accumulated Other Comprehensive Income
	Capital Stock	Additional Paid In Capital	Net Unrealized Investment Gains (Losses)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2011	$25	$3,628	$1,158	$(58)	$4,182	$8,935
Net income					324	324
Other comprehensive income, net of tax			1,003	3		1,006
Capital Contribution		300				300

Balance at December 31, 2011	$25	$3,928	$2,161	$(55)	$4,506	$10,565
Net income					612	612
Other comprehensive income, net of tax			872	46		918

Balance at December 31, 2012	$25	$3,928	$3,033	$(9)	$5,118	$12,095
Net income					666	666
Other comprehensive (loss) income, net of tax			(2,071)	10		(2,061)

Balance at December 31, 2013	$25	$3,928	$962	$1	$5,784	$10,700

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOW

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Cash Flows from Operating Activities:
Net income	$666	$612	$324
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	(4)	(8)	11
Net capitalization of deferred policy acquisition costs	(44)	127	10
Universal life and annuity fees	(718)	(677)	(623)
Interest credited to policyholders’ account balances	1,847	2,055	2,415
Capitalized interest and dividends reinvested	(207)	(192)	(153)
Net investment losses (gains)	99	(30)	15
Equity in earnings of limited partnerships	22	23	6
Deferred income taxe expense (benefit)	50	61	(160)
Net revenue from intercompany reinsurance	(1)	(1)	(1)
Net change in unearned revenue liability	140	32	25
Changes in:
Other assets and other liabilities	67	25	200
Reinsurance payables	(59)	(10)	(1)
Policy claims	69	(12)	51
Future policy benefits	2,685	2,265	1,985

Net cash provided by operating activities	4,612	4,270	4,104

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	3,979	3,752	5,233
Maturity and repayment of available-for-sale fixed maturities	9,329	8,683	8,256
Sale of equity securities	34	128	120
Repayment of mortgage loans	1,167	816	657
Sale of other investments	2,134	1,969	3,083
Sale of trading securities	280	39	1
Maturity and repayment of trading securities	61	31	34
Cost of:
Available-for-sale fixed maturities acquired	(16,219)	(13,407)	(16,062)
Equity securities acquired	–	(58)	(282)
Mortgage loans acquired	(2,431)	(2,149)	(2,010)
Acquisition of other investments	(1,962)	(3,005)	(3,873)
Acquisition of trading securities	(1,013)	(112)	(86)
Securities purchased under agreements to resell	(42)	31	56
Cash collateral received (paid) on derivatives	7	–	(10)
Policy loans	12	(32)	(27)

Net cash used in investing activities	(4,664)	(3,314)	(4,910)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	6,116	4,763	6,187
Withdrawals	(4,325)	(4,370)	(4,817)
Net transfers to the separate accounts	(1,518)	(1,145)	(806)
Increase in loaned securities	39	–	–
Securities sold under agreements to repurchase	(76)	(38)	(68)
Net paydowns from debt	(4)	(2)	(11)
Change in book and bank overdrafts	–	33	(12)
Cash collateral paid on derivatives	(215)	(82)	(30)
Capital contribution from parent	–	–	123

Net cash provided (used) by financing activities	17	(841)	566

Effect of exchange rate changes on cash and cash equivalents	(4)	(2)	(1)

Net (decrease) increase in cash and cash equivalents	(39)	113	(241)
Cash and cash equivalents, beginning of year	633	520	761

Cash and cash equivalents, end of year	$594	$633	$520

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2013, 2012 AND 2011

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Agency and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s career agency force with certain products also marketed through third party banks, brokers and independent financial advisors.

NOTE 2 — BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been eliminated in consolidation.

Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported. Refer to Note 18 — Supplemental Cash Flow Information for further discussion.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 19 — Statutory Financial information) for further discussion.

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 — Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income in the accompanying Consolidated Statement of Operations. Unrealized gains and losses on available-for-sale securities are reported as net unrealized investment (losses) gains in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from fixed maturity investments

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

classified as trading are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, and a realized loss is recognized in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration of time that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows, are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in other comprehensive income or loss (“OCI”). The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected as net unrealized investment (losses) gains in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from investments in equity securities classified as trading are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts or premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on geographic locations and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy’s cash surrender value.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships, this results in unrealized gains and losses from underlying investments being recorded in Net investment income in the accompanying Consolidated Statement of Operations. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments in the accompanying Consolidated Statement of Financial Position.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

At the time of funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Net investment gains or losses on sales are generally computed using the specific identification method.

The authoritative guidance provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent accounting measurement attribute for certain financial assets and liabilities. Unrealized gains and losses on certain financial assets for which the fair value option has been elected are reported in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. The decision to elect the fair value option is determined on an instrument by instrument basis, must be applied to an entire instrument and is irrevocable once elected. Refer to Note 9 — Fair Value Measurements for more information on the fair value option.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Derivative Financial Instruments

Derivatives are recorded at fair value either as assets, within Other investments or as liabilities, within Other liabilities in the accompanying Consolidated Statement of Financial Position, except for embedded derivatives which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) it is probable that the forecasted transaction will not occur, or (iv) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value, which is included in Other liabilities in the accompanying Consolidated Statement of Financial Position. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets in the accompanying Consolidated Statement of Financial Position (refer to Note 7 — Derivative Financial Instruments and Risk Management).

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in OCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment (losses) gains or Net investment income in the accompanying Consolidated Statement of Operations. Any ineffectiveness is immediately recognized in earnings and included in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in OCI. The change in fair value of the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. Any ineffectiveness is immediately recognized in earnings and included as Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract in the accompanying Consolidated Statement of Financial Position at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract on the Consolidated Statement of Financial Position at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 — Derivative Financial Instruments and Risk Management.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s primary beneficiary, it is required to consolidate the VIE.

The Company is the primary beneficiary of a VIE if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities in the accompanying Consolidated Statement of Financial Position.

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities in the accompanying Consolidated Statement of Financial Position. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell in the accompanying Consolidated Statement of Financial Position.

Deferred Policy Acquisition Costs

DAC consists primarily of incremental direct costs of contract acquisition that are incurred in transactions with employees, including career agents and independent third-parties as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. These costs have been deferred and recorded as an asset in the accompanying Consolidated Statement of Financial Position.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses in the accompanying Consolidated Statement of Operations. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI in the accompanying Consolidated Statement of Financial Position.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets in the accompanying Consolidated Statement of Financial Position.

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in Other assets in the accompanying Consolidated Statement of Financial Position.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (refer to Note 12 — Policyholders’ Liabilities).

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to Increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 — Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in Other liabilities in the accompanying Consolidated Statement of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (“SEC”) and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder or in accordance with specific investment objectives; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities primarily consist of net deferred tax liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Fair Value Measurements

For fair values of various assets and liabilities refer to Note 9 — Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing liabilities for future policy benefits (as discussed in Note 12 — Policyholders’ Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 12 — Policyholders’ Liabilities). Revenues from these

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as Fee income in the accompanying Consolidated Statement of Operations. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 14 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Operations.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included within Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense in the accompanying Consolidated Statement of Operations.

NOTE 4 — BUSINESS RISKS AND UNCERTAINTIES

In periods of extreme volatility and disruption in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, preferred and common stocks and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and the Company’s portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than the Company otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of the Company’s life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on the Company’s portfolio of investments supporting those products, thus generating losses.

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the relative incidence of death in a given time or place), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s results of operations or financial condition.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. As a result, the Company’s results of operations and financial condition could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to the Company due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The Risk-Based Capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Agency and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

A computer system failure or security breach could disrupt the Company’s business, damage its reputation and adversely impact its profitability.

The Company relies on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company has policies, procedures, automation and backup plans and facilities designed to prevent or limit the effect of failure, its computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond its control. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business and adversely impact its profitability.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company retains confidential information on its computer systems, including customer information and proprietary business information. Any compromise of the security of the Company’s computer systems that results in the disclosure of personally identifiable customer information could damage the Company’s reputation, expose the Company to litigation, increase regulatory scrutiny, and require it to incur significant technical, legal and other expenses.

NOTE 5 — RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In July 2013, the Financial Accounting Standards Board (FASB) issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and should be applied prospectively. Adoption of the guidance did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance requires an entity to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income, but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional detail about those amounts. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. The disclosures required by this guidance are included in Note 10 — Investment Income and Investment Gains and Losses.

In December 2011 and January 2013, the FASB issued updated guidance and enhanced disclosure requirements for financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statement. The FASB also clarified the scope of the new GAAP offsetting guidance, which only applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with GAAP guidance or subject to a master netting arrangement or similar agreement. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the accompanying Consolidated Statement of Financial Position and instruments and transactions subject to an agreement similar to a master netting arrangement. The guidance is effective for annual reporting periods beginning on or after January 1, 2013 and should be applied retrospectively for all comparative periods presented. The Company’s adoption of this guidance did not have an impact on the Company’s consolidated financial position or results of operations but resulted in additional disclosures related to derivatives included in Note 7 — Derivative Financial Instruments and Risk Management, and securities purchased under agreements to resell included in Note 15 — Commitments and Contingencies.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the Consolidated Statement of Stockholder’s Equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

items that are reported in OCI or when an item of OCI must be reclassified to net income. The Company opted to present net income and other comprehensive income in two separate consecutive statements. The Company adopted this guidance effective January 1, 2012. This guidance impacted the financial statement presentation but did not have an impact on the Company’s consolidated financial position or results of operations.

In May 2011, the FASB issued updated guidance on fair value measurements and related disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 9 — Fair Value Measurements. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute TDRs. This guidance is intended to assist creditors in their evaluation of whether conditions exist that constitute a TDR. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s retroactive adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows. Effective January 1, 2012, the Company adopted this guidance retrospectively.

The following tables present amounts as previously reported in 2011, the effect on those amounts of the change due to the retrospective adoption of the amended DAC guidance as described above. The adjusted amounts that are reflected in the accompanying Consolidated Financial Statements are included herein.

Consolidated Statement of Operations:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,984	$–	$6,984
Increase in liabilities for future policy benefits	1,953	30	1,983
Operating expenses	1,274	33	1,307
Total Expenses	6,509	63	6,572

Income before income taxes	475	(63)	412
Income tax expense	110	(22)	88
Net income	$365	$(41)	$324

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Cash Flows:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$365	$(41)	$324
Changes in:
Deferred policy acquisition costs	(23)	33	10
Deferred income tax benefit	(138)	(22)	(160)
Future policy benefits	1,955	30	1,985
Net cash provided by operating activities*	$4,104	$–	$4,104

*	Restated for prior year reclassifications.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures were effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company elected to early adopt this guidance and provided the disclosures required by this guidance in Note 6 — Investments. The disclosures regarding activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to TDRs. The deferred disclosures, which were retrospectively adopted effective January 1, 2011, did not have a material effect on the Company’s financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance, effective January 1, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In January 2014, FASB issued new guidance to clarify that an in-substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. This new guidance is effective for annual periods beginning after December 15, 2014 and should be adopted using either a modified retrospective transition method or a prospective transition method. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, FASB issued new guidance to permit reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in Income tax expense in the accompanying Consolidated Statement of Operations. This new guidance is effective for annual periods beginning after December 15, 2014 and should be applied retrospectively. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued new guidance regarding joint and several liabilities. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This new guidance is effective for annual reporting periods that begin after December 15, 2013 and is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2013 and should be applied prospectively. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 6 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities as of December 31, 2013 and 2012, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2013		2012
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$2,575	$2,625	$3,086	$3,142
Due after one year through five years	13,946	14,813	14,159	15,273
Due after five years through ten years	16,891	17,370	14,916	16,550
Due after ten years	9,783	9,905	7,462	8,711
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,466	15,792	15,373	16,933
Non-agency mortgage-backed securities	6,868	7,027	7,130	7,521
Non-agency asset-backed securities[2]	4,026	4,011	3,970	4,058
Other	–	–	–	–

Total available-for-sale	$69,555	$71,543	$66,096	$72,188

At December 31, 2013 and 2012, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2013
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI[1]
U.S. Treasury	$862	$26	$11	$877	$(1)
U.S. government corporations and agencies	1,399	83	13	1,469	–
U.S. agency mortgage-backed and asset-backed securities	15,466	727	401	15,792	–
Foreign governments	577	53	1	629	–
U.S. corporate	29,513	1,595	501	30,607	–
Foreign corporate	10,844	447	160	11,131	–
Non-agency residential mortgage-backed securities	2,062	70	59	2,073	(27)
Non-agency commercial mortgage-backed securities	4,806	207	59	4,954	–
Non-agency asset-backed securities[2]	4,026	23	38	4,011	(3)

Total available-for-sale	$69,555	$3,231	$1,243	$71,543	$(31)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI[1]
U.S. Treasury	$857	$89	$1	$945	$–
U.S. government corporations and agencies	1,558	221	1	1,778	–
U.S. agency mortgage-backed and asset-backed securities	15,373	1,577	17	16,933	–
Foreign governments	737	89	1	825	–
U.S. corporate	26,865	2,859	40	29,684	*
Foreign corporate	9,606	846	8	10,444	–
Non-agency residential mortgage-backed securities	2,580	82	91	2,571	(47)
Non-agency commercial mortgage-backed securities	4,550	407	7	4,950	–
Non-agency asset-backed securities[2]	3,970	113	25	4,058	(6)

Total available-for-sale	$66,096	$6,283	$191	$72,188	$(53)

*	Amounts less than $1 million.

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $20 million and $22 million for the years ended December 31, 2013 and 2012, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

[2]	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2013 and 2012, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $877 million and $372 million, respectively.

The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

The Company had no investments in fixed maturities that have been non-income producing for the last twelve months at December 31, 2013. Investments in fixed maturities that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2012. These investments have been deemed other-than-temporarily impaired.

Equity Securities

At December 31, 2013 and 2012, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2013	$79	$34	$1	$112
2012	$111	$21	$2	$130

There were no investments in non-redeemable preferred stock that have been non-income producing for the last twelve months at December 31, 2013 and 2012.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2013 and 2012, contractual commitments to extend credit under mortgage loan agreements amounted to $374 million and $292 million, respectively, at fixed and floating interest rates ranging from 1.94% to 6.50% in 2013, and from 2.74% to 6.11% in 2012. These commitments are diversified by property type and geographic region.

At December 31, 2013 and 2012, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2013		2012
	Amount	% of Total	Amount	% of Total
Property Type:
Office buildings	$3,032	31.0%	$2,820	33.2%
Retail facilities	2,364	24.1	2,286	26.8
Apartment buildings	2,858	29.2	1,814	21.3
Industrial	1,198	12.2	1,315	15.4
Residential	162	1.7	247	2.9
Hotel/Motel	176	1.8	38	0.4
Other	3	–	3	–

Total mortgage loans	$9,793	100.0%	$8,523	100.0%

Allowance for credit losses	$(28)		$(35)

Total net mortgage loans	$9,765		$8,488

	2013		2012
	Amount	% of Total	Amount	% of Total
Geographic Region:
South Atlantic	$2,866	29.3%	$2,562	30.1%
Central	2,136	21.9	1,934	22.7
Pacific	2,229	22.8	1,914	22.5
Middle Atlantic	2,179	22.3	1,752	20.6
New England	315	3.2	293	3.4
Other	68	0.5	68	0.7

Total mortgage loans	$9,793	100.0%	$8,523	100.0%

Allowance for credit losses	$(28)		$(35)

Total net mortgage loans	$9,765		$8,488

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. An analysis of the aging of the recorded investment gross of the allowance for credit losses that

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

are past due is presented below. The table includes a breakdown of the mortgage loans that are ninety days past due and either are (1) still accruing interest or (2) on non-accrual status (in millions):

	2013
	Past Due Under 90 Days	Past Due Greater Than 90 Days	Current	Total Mortgage Loans
Property Type:
Office buildings	$–	$–	$3,032	$3,032
Retail facilities	–	–	2,364	2,364
Apartment buildings	–	–	2,858	2,858
Industrial	–	–	1,198	1,198
Residential	–	4	158	162
Hotel/Motel	–	–	176	176
Other	–	–	3	3

Total recorded investment[1]	$–	$4	$9,789	$9,793

	2012
	Past Due Under 90 Days	Past Due Greater Than 90 Days	Current	Total Mortgage Loans
Property Type:
Office buildings	$–	$–	$2,820	$2,820
Retail facilities	–	–	2,286	2,286
Apartment buildings	–	–	1,814	1,814
Industrial	–	–	1,315	1,315
Residential	–	7	240	247
Hotel/Motel	–	–	38	38
Other	–	–	3	3

Total recorded investment[1]	$–	$7	$8,516	$8,523

[1]	Recorded investment reflects the balance sheet carrying value gross of related allowance.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As discussed in Note 3 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the years ended December 31, 2013 and 2012 are summarized below (in millions):

	2013
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$6	$29	$35
Direct write-downs	(1)	–	(1)
Provision for credit losses	(1)	(5)	(6)

Ending balance	$4	$24	$28

Ending Balance:
Individually evaluated for impairment (specific)	$2	$1	$3
Collectively evaluated for impairment (general)	$2	$23	$25
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Individually evaluated for impairment (specific)	$8	$–	$8
Collectively evaluated for impairment (general)	$154	$9,631	$9,785

	2012
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$7	$37	$44
Direct write-downs	–	(6)	(6)
Recoveries	(1)	(2)	(3)

Ending balance	$6	$29	$35

Ending Balance:
Individually evaluated for impairment (specific)	$3	$–	$3
Collectively evaluated for impairment (general)	$3	$29	$32
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Individually evaluated for impairment (specific)	$8	$3	$11
Collectively evaluated for impairment (general)	$236	$8,276	$8,512

For the year ended December 31, 2011, the provision for credit losses was $1 million and direct write-downs were $2 million.

The Company closely monitors mortgage loans with the potential for impairment by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, loan to value (LTV), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. For residential mortgage loans, loans that are sixty or more days delinquent are monitored for potential impairment.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2013 and 2012, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, are as follows (in millions):

	2013
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
above 95%	$–	$–	$–	$3	$1	$–	$–	$4
91% to 95%	–	–	–	–	–	–	–	–
81% to 90%	96	35	7	115	4	–	–	257
71% to 80%	119	144	392	156	20	18	–	849
below 70%	2,817	2,185	2,459	924	137	158	3	8,683

Total	$3,032	$2,364	$2,858	$1,198	$162	$176	$3	$9,793

	2012
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
above 95%	$–	$–	$12	$3	$1	$–	$–	$16
91% to 95%	–	–	11	32	1	–	–	44
81% to 90%	102	67	47	240	1	–	–	457
71% to 80%	279	235	376	206	29	19	–	1,144
below 70%	2,439	1,984	1,368	834	215	19	3	6,862

Total	$2,820	$2,286	$1,814	$1,315	$247	$38	$3	$8,523

Additional information on impaired mortgage loans is provided below (in millions):

	2013
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Industrial	$–	$1	$1	$3	$–
Residential	5	7	2	5	–

Total	$5	$8	$3	$8	$–

Commercial	$–	$1	$1	$3	$–

Residential	$5	$7	$2	$5	$–

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Industrial	$9	$10	$1	$21	$1
Residential	5	8	3	5	–

Total	$14	$18	$4	$26	$1

Commercial	$9	$10	$1	$21	$1

Residential	$5	$8	$3	$5	$–

*	Amounts less than $1 million.

At December 31, 2013 and 2012, the Company did not have any impaired loans without a related allowance.

The Company did not have any loan modifications in 2013 and 2012.

Investments in mortgage loans that have been non-income producing for the last twelve months totaled $3 million and $4 million at December 31, 2013 and 2012, respectively.

Investments in Affiliates

	2013	2012
STIF	$399	$938
MCF Revolving Loan Agreement	1,889	1,584

Total investments in affiliates	$2,288	$2,522

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

The MCF Revolving Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 11 — Related Party Transactions for further discussion.

Other Investments

The components of other investments as of December 31, 2013 and 2012 were as follows (in millions):

	2013	2012
Limited partnerships/Limited liability companies	$694	$648
Senior secured commercial loans	124	215
Derivatives	200	153
Real Estate	51	56
Short-term investments	56	30
Other invested assets	313	123

Total other investments	$1,438	$1,225

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $126 million and $219 million at December 31, 2013 and 2012, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve. The loss reserve was $2 million and $4 million for the years ended December 31, 2013 and 2012, respectively. Refer to Note 3 — Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $403 million and $170 million at December 31, 2013 and 2012, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2013 or 2012. There was no depreciation expense for the years ended December 31, 2013, 2012, or 2011.

Investments in Real Estate that have been non-income producing for the last twelve months totaled less than $1 million and $5 million at December 31, 2013 and 2012, respectively.

VIEs

Consolidated VIE

At December 31, 2013 and 2012, the Company included assets of $46 million and $44 million, respectively, in the accompanying Consolidated Statement of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to energy savings performance contracts and issuing certificates representing the right to those receivables. The following table reflects the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE as of December 31, 2013 and 2012 (in millions).

The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

	2013	2012
Cash	$–	$4
Other investments*	46	40

Total assets	$46	$44

Other liabilities	4	5

Total liabilities	$4	$5

*	Included in Limited partnerships/Limited liability companies.

Unconsolidated VIEs

In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as Fixed maturities — Available-for-sale and Fixed maturities — Trading. The maximum exposure to loss associated with these investments was $27,370 million and $28,638 million as of December 31, 2013 and 2012, respectively.

In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as Other investments and its maximum exposure to loss associated with these entities was $694 million and $648 million as of December 31, 2013 and 2012, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 6 — Investments.

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2013 and 2012 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities — Available-for-sale in the accompanying Consolidated Statement of Financial Position.

Refer to Note 15 — Commitments and Contingencies for additional discussions on assets pledged as collateral.

NOTE 7 — DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative financial instruments to manage interest rate, currency, equity and credit risk. These derivative financial instruments include foreign currency forwards, treasury futures, interest rate and equity options, and interest rate, credit default, and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 3 — Significant Accounting Policies for a discussion on the accounting for derivative financial instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative financial instruments. Exchange-traded futures are effected through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may be either cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, they become subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of the OTC-bilateral counterparty. The Company deals with highly rated OTC-bilateral counterparties and does not expect them to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value amounts recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements for the years ended December 31, 2013 and 2012 (in millions):

	2013
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net Amounts of Recognized Derivative Instruments
Assets	$200	$–	$200	$(130)	$(63)	$(2)	$5
Liabilities	$(388)	$–	$(388)	$130	$230	$–	$(28)

	2012
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net Amount of Recognized Derivative Instruments
Assets	$153	$–	$153	$(38)	$(79)	$(22)	$14
Liabilities	$(94)	$–	$(94)	$38	$33	$–	$(23)

(1)

The gross amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statement of Financial Position.

To further minimize credit risk under OTC-bilateral derivatives, credit support annexes (“CSA”) are negotiated as part of swap documentation entered into by the Company with OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Cash collateral received is typically invested in short-term investments. These agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the OTC-bilateral counterparties’ rating. In addition, certain of the Company’s contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company’s credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The aggregate fair value of all OTC-bilateral derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2013 and 2012 is $256 million and $56 million, respectively, for which the Company has posted collateral with a fair value of $228 million and $33 million, respectively. If the credit contingent features had been triggered as of December 31, 2013 and 2012, the Company estimates that it would have to post additional collateral of $10 million and $0 million, respectively, for a one notch downgrade in the Company’s credit rating but would have to post additional collateral of $28 million and $22 million, respectively, for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. For contracts with OTC-bilateral counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. Credit exposure to OTC-bilateral counterparties where a

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific OTC-bilateral counterparty. As of December 31, 2013 and December 31, 2012, the Company held collateral for derivatives of $68 million and $104 million, respectively, including $2 million and $26 million, respectively, of securities. Fair value of derivatives in a net asset position, net of collateral, was $5 million and $17 million, respectively at December 31, 2013 and 2012.

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2013 and 2012 (in millions).

		2013					2012
		Fair Value(b)					Fair Value(b)
	Primary Risk Exposure	Notional Amount(a)	Asset			Liability	Notional Amount(a)	Asset			Liability
Derivatives designated as hedging:
Cash flow hedges:
Foreign currency swaps	Currency	$181	$		*	$7	$203	$		*	$18
Interest rate swaps	Interest	37		7		–	37		12		–

Total derivatives designated as hedging instruments		218		7		7	240		12		18

Derivatives not designated as hedging:
Corridor options	Interest	10,525		*		–	11,875		*		–
Foreign currency swaps	Currency	851		11		46	209		5		12
Equity options	Equity	648		40		–	648		92		–
Equity Swaps	Equity	29		3		–	23		1		*
Foreign Currency forwards	Currency	23		*		1	–		–		–
Interest rate caps	Interest	17,262		6		–	17,262		4		–
Interest rate swaps	Interest	3,625		96		334	3,673		28		64
Swaptions	Interest	14,660		36		–	17,385		11		–
Credit default swaps:
Buy protection	Credit	–		–		–	12		–		–
Sell protection	Credit	1		–		–	1		–		*

Total derivatives not designated		47,624		192		381	51,088		141		76

Total derivatives		$47,842		$199		$388	$51,328		$153		$94

*	Amounts are less than $1 million.

(a)

Notional amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not generally represent the amounts exchanged between the parties engaged in the transaction.

(b)

The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statement of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion of valuation methods for derivative instruments.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on specific assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for both individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest due date. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

The Company enters into interest rate corridor option to hedge the risk of increasing interest rates on policyholder liabilities. The Company will receive payments from counterparties should an agreed upon interest rate level be reached. Payments will continue to increase under the option contract until an agreed upon interest rate ceiling is reached.

Currency Risk Management

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

The Company enters into foreign currency swaps and foreign currency forwards to protect the value of foreign currency denominated assets, which the Company has acquired or anticipates acquiring from the risk of changes in foreign exchange rates.

Equity Risk Management

The Company uses equity put options and equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Credit Risk Management

The Company enters into credit default swaps (“CDS”) both to buy protection from, and sell protection to a counterparty in the event of a default of a single name reference obligation or a referenced pool of assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships, for the years ended December 31, 2013, 2012 and 2011 (in millions):

	Gain (Loss) Recognized in OCI (Effective Portion)[1]	Gain (Loss) Reclassified from AOCI into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income
For the year ended 12/31/2013:
Currency swaps	$8	$–	$–
Interest rate contracts	(3)	–	1

Total	$5	$–	$1

For the year ended 12/31/2012:
Currency swaps	$(4)	$–	$(1)
Interest rate contracts	–	–	1

Total	$(4)	$–	$–

For the year ended 12/31/2011:
Currency swaps	$4	$–	$(2)
Interest rate contracts	4	–	1

Total	$8	$–	$(1)

[1]	The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment (losses) gains, a component of AOCI.

In 2013, 2012 and 2011, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

The assessment of effectiveness for the year ended December 31, 2013, 2012 and 2011 did not exclude any gains or losses on designated hedges.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2013	2012	2011
Balance, beginning of year	$(7)	$(3)	$(12)
Gains (losses) deferred in OCI on the effective portion of cash flow hedges	5	(4)	8
Losses (gains) — reclassified to net income	(1)	–	1

Balance, end of year	$(3)	$(7)	$(3)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2013, losses of $2 million on derivatives in AOCI are expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the amount of gains and losses on derivative instruments not designated for hedging accounting is reported in Net investment (losses) gains in the accompanying Consolidated Statement of Operations for the years ended December 31, 2013, 2012 and 2011 (in millions):

	Gain (Loss) Recognized in Income
	2013		2012	2011
Corridor options	$	*	$(3)	$(24)
Foreign currency swaps		(22)	(6)	6
Equity options		(52)	(23)	23
Equity swaps		5	1	(1)
Foreign currency forwards		(1)	*	(1)
Futures		–	*	*
Interest rate caps		2	(13)	(45)
Interest rate swaps		(183)	(30)	(1)
Swaptions		3	(36)	(101)
Credit default swaps
Buy protection		*	(1)	*
Sell protection		*	*	*

Total		$(248)	$(111)	$(144)

*	Recognized loss is less than $1 million.

Credit Derivative Written

The Company enters into credit default swaps (“CDS”) both to buy protection from, and sell protection to a counterparty in the event of default of a single name referenced obligation. As of December 31, 2013, all of the underlying referenced obligations of the CDS in which the Company is selling protection are investment grade. The single name CDS contracts, in which the Company is selling protection, mature within 2 years. The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million at December 31, 2013 and 2012. The market value of swaps for credit protection sold was less than $1 million at December 31, 2013 and 2012.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2013 and 2012, there were no embedded derivatives that could not be separated from their host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the fair value amounts of the Company’s embedded derivatives at December 31, 2013 and 2012 (in millions):

	Statement of Financial Position Location	Fair Value
		2013	2012
Embedded derivatives in asset host contracts:
Other[1]	Amounts recoverable from reinsurers	$1	$14
Embedded derivatives in liability host contracts:
GMAB[1]	Policyholders’ account balances	$69	$405

[1]	For further information on these embedded derivatives refer to Note 9 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Net revenue from reinsurance	$(13)	$(1)	$(33)
Interest credited to policyholders’ account balances	$(362)	$(87)	$239

NOTE 8 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $24,686 million and $20,197 million at December 31, 2013 and 2012, respectively. The assets of these separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,748 million and $1,441 million at December 31, 2013 and 2012, respectively. The assets in these separate accounts are comprised investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 — Policyholders’ Liabilities, for information regarding separate accounts with contractual guarantees for guaranteed minimum death benefits (GMDB), guaranteed minimum accumulation benefits (GMAB) and guaranteed future income benefits (GFIB).

NOTE 9 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities which go through this formal price challenge process. At December 31, 2013, the Company challenged the price it received from third-party pricing services on securities with a book value of $140 million and a market value of $146 million. The number of price challenges at December 31, 2012 was insignificant.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2013 and 2012 (in millions):

	2013
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$877	$–	$877
U.S. government corporations and agencies	–	1,445	24	1,469
U.S. agency mortgage-backed and asset-backed securities	–	15,681	111	15,792
Foreign governments	–	621	8	629
U.S. corporate	–	30,358	249	30,607
Foreign corporate	–	11,100	31	11,131
Non-agency residential mortgage-backed securities	–	2,015	58	2,073
Non-agency commercial mortgage-backed securities	–	4,821	133	4,954
Non-agency asset-backed securities	–	2,970	1,041	4,011

Total fixed maturities — available-for-sale	–	69,888	1,655	71,543

Fixed maturities — trading
U.S agency mortgage-backed and asset-backed securities	–	4	–	4
U.S. corporate	–	69	–	69
Foreign corporate	–	311	–	311
Non-agency residential mortgage-backed securities	–	18	–	18
Non-agency commercial mortgage-backed securities	–	24	–	24
Non-agency asset-backed securities	–	65	6	71

Total fixed maturities — trading	–	491	6	497

Equity securities — available-for-sale
Common stock	109	–	2	111
Non-redeemable preferred stock	–	1	–	1

Total equity securities — available-for-sale	109	1	2	112

Equity securities — trading
Common stock	435	–	1	436
Mutual funds	11	–	–	11

Total equity securities — trading	446	–	1	447

Derivative assets	–	196	3	199
Securities purchased under agreements to resell	–	101	–	101
Other invested assets	–	14	–	14
Cash equivalents	–	475	–	475
Short-term investments	–	56	–	56
Amounts recoverable from reinsurers	–	–	1	1
Separate account assets[1]	25,974	216	244	26,434

Total assets accounted for at fair value on a recurring basis	$26,529	$71,438	$1,912	$99,879

Policyholders’ account balances[2]	$–	$–	$69	$69
Derivative liabilities	–	388	–	388

Total liabilities accounted for at fair value on a recurring basis	$–	$388	$69	$457

[1]	Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$945	$–	$945
U.S. government corporations and agencies	–	1,738	40	1,778
U.S. agency mortgage-backed and asset-backed securities	–	16,897	36	16,933
Foreign governments	–	815	10	825
U.S. corporate	–	29,515	169	29,684
Foreign corporate	–	10,419	25	10,444
Non-agency residential mortgage-backed securities	–	2,472	99	2,571
Non-agency commercial mortgage-backed securities	–	4,948	2	4,950
Non-agency asset-backed securities	–	3,304	754	4,058

Total fixed maturities — available-for-sale	–	71,053	1,135	72,188

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	25	–	25
Non-agency commercial mortgage-backed securities	–	22	–	22
Non-agency asset-backed securities	–	78	1	79

Total fixed maturities — trading	–	125	1	126

Equity securities — available-for-sale
Common stock	115	–	4	119
Non-redeemable preferred stock	–	1	–	1
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	125	1	4	130

Equity securities — trading
Common stock	77	–	2	79

Total equity securities — trading	77	–	2	79

Derivative assets	–	152	1	153
Securities purchased under agreements to resell	–	59	–	59
Other invested assets	–	16	11	27
Cash equivalents	–	480	–	480
Short-term investments	–	30	–	30
Amounts recoverable from reinsurers	–	–	14	14
Separate account assets[1]	21,228	232	178	21,638

Total assets accounted for at fair value on a recurring basis	$21,430	$72,148	$1,346	$94,924

Policyholders’ account balances[2]	$–	$–	$405	$405
Derivative liabilities	–	94	–	94

Total liabilities accounted for at fair value on a recurring basis	$–	$94	$405	$499

[1]	Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available for sale and trading securities

Level 1 securities are comprised of certain foreign fixed income securities. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is usually derived from observable market transactions.

Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is based upon observable market transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg. These securities are classified as Level 2.

For some of the private placement securities priced through the matrix or model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significant, the security is classified as Level 3.

The valuation techniques for most Level 3 bonds are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives, which are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

Valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Short term investments

For certain short term investments, amortized cost is used as the best estimate of fair value, and they are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The money market funds are classified as Level 1, because their value is based on unadjusted quoted prices in active markets that are readily and regularly available. All the other instruments are classified as Level 2 because they are generally not traded in active markets. However, their fair value is based on observable inputs. The prices are either obtained from a pricing vendor or amortized cost is used as the best estimate of fair value.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures as are used for equities and fixed maturities in the general account.

The separate account also invests in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV) received. When the hedge fund can be redeemed at NAV, at the measurement date, or in the near-term (generally 90 days or less) it is classified as Level 2.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides further information about the Level 2 hedge funds in which the separate accounts invest in (in millions):

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$216	–	Quarterly, Monthly	90 days or less

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$232	–	Quarterly, Monthly	90 days or less

Limited Partnership and hedge fund investments that are restricted with respect to transfer or withdrawal of greater than 90 days are classified as Level 3. The following tables provide further information about these investments (in millions):

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$244	–	Annual, Semi-annual, Quarterly	More than 90 days

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$178	–	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from the GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been reflected within Level 3 in the fair value hierarchy.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Valuation Process for Fair Value Measurements Categorized within Level 3

For a description of the Company’s valuation processes and controls, refer to the “Determination of Fair Value” section above.

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources as of December 31, 2013 and 2012 (in millions):

	2013
	Internal[1]	External[2]	Total
Fixed maturities — available-for-sale
U.S. government corporations and agencies	$–	$24	$24
U.S. agency mortgage-backed and asset-backed securities	1	110	111
Foreign governments	–	8	8
U.S. corporate	36	213	249
Foreign corporate	–	31	31
Non-agency residential mortgage-backed securities	–	58	58
Non-agency commercial mortgage-backed securities	78	55	133
Non-agency asset-backed securities	85	956	1,041

Total fixed maturities — available-for-sale	200	1,455	1,655

Fixed maturities — trading
Non-agency asset-backed securities	–	6	6

Total fixed maturities — trading	–	6	6

Equity securities
Common stock	2	1	3

Total equity securities	2	1	3

Derivative assets	–	3	3
Amounts recoverable from reinsurance	1	–	1
Separate account assets	–	244	244

Total assets accounted for at fair value on a recurring basis	$203	$1,709	$1,912

Policyholders’ account balances	$69	$–	$69

Total liabilities accounted for at fair value on a recurring basis	$69	$–	$69

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information where pricing inputs that are deemed to be unobservable.

[2]	Primarily represents independent non-binding broker quotes where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Internal[1]	External[2]	Total
Fixed maturities — available-for-sale
U.S. government corporations and agencies	$–	$40	$40
U.S. agency mortgage-backed and asset-backed securities	–	36	36
Foreign governments	–	10	10
U.S. corporate	20	149	169
Foreign corporate	–	25	25
Non-agency residential mortgage-backed securities	–	99	99
Non-agency commercial mortgage-backed securities	–	2	2
Non-agency asset-backed securities	92	662	754

Total fixed maturities — available-for-sale	112	1,023	1,135

Fixed maturities — trading
Non-agency asset-backed securities	–	1	1

Total fixed maturities — trading	–	1	1

Equity securities
Common stock	2	4	6

Total equity securities	2	4	6

Derivative assets	–	1	1
Other invested assets	–	11	11
Amounts recoverable from reinsurance	14	–	14
Separate account assets	–	178	178

Total assets accounted for at fair value on a recurring basis	$128	$1,218	$1,346

Policyholders’ account balances	$405	$–	$405

Total liabilities accounted for at fair value on a recurring basis	$405	$–	$405

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information where pricing inputs that are deemed to be unobservable.

[2]	Primarily represents independent non-binding broker quotes where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Quantitative Information Regarding Internally — Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities as of December 31, 2013 and 2012 (in millions):

	2013
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$36	Discounted Cash Flow	Discount Rate	2.7% – 7.1%(5.5%)
Non-agency asset-backed securities	$85	Discounted Cash Flow	Discount Rate	4.7% – 7.4%(6.7%)
Non-agency commercial mortgage-backed securities	$78	Discounted Cash Flow	Discount Rate	4.1% – 8.8%(2.8%)
Liabilities:
Policyholders’ account balances	$69	Discounted Cash Flow	Discount Rate	0.3% – 6.8%
			Equity Returns	0.3% – 10.1%
			Equity Volatility Curve	16.5% – 57.9%
			Lapse Rate	0.5% – 20%
			Mortality Rate	0.1% to 38.9%
			Utilization Rate	10% – 100%
			Withdrawal Rate	3.30%

	2012
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	1.1% – 4.3%(2.7%)
Non-agency asset-backed securities	$92	Discounted Cash Flow	Discount Rate	3.3% – 5.6%(3.7%)
Liabilities:
Policyholders’ account balances	$405	Discounted Cash Flow	Discount Rate	0.2% – 8.4%
			Equity Returns	0.2% – 7.6%
			Equity Volatility Curve	3% – 40%
			Lapse Rate	0.5% – 20%
			Mortality Rate	0.04% – 40.00%
			Utilization Rate	10% – 100%
			Withdrawal Rate	2.50%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation is the discount rate as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Non-agency residential mortgage-backed, commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities with the opposite being true for decreases in expected loss severities.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in lower (higher) fair value liability, while higher (lower) implied volatility assumptions will result in higher (lower) fair value liability.

Transfers between levels

Transfers between levels may occur due to changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 for assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the twelve months ended December 31, 2013, 2012 and 2011.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2013 and 2012, the Company transferred $91 million and $175 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and separate account assets in 2013 and fixed maturities available-for-sale securities, other invested assets and separate account assets in 2012. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $258 million and $456 million during the years ended December 31, 2013, and 2012, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2013 and fixed maturities available-for-sale securities and separate account assets in 2012.

The following tables present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$40	$36	$10	$169	$25	$99
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	–	(3)	1
Net investment income[1]	–	–	–	–	–	–
Other comprehensive income	(1)	(5)	(1)	(4)	4	(2)
Purchases	–	103	–	130	11	–
Sales	–	(10)	–	(27)	(5)	–
Settlements	–	(4)	(1)	(24)	(1)	(42)
Transfers into Level 3[2]	–	7	–	59	–	2
Transfers (out of) Level 3[2]	(15)	(16)	–	(54)	–	–

Fair value, end of year	$24	$111	$8	$249	$31	$58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$2	$754	$1,135	$1	$1	$4
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	(1)	(2)	(5)	6	6	1
Net investment income[1]	–	2	2	–	–	–
Other comprehensive income	(4)	(9)	(22)	–	–	(1)
Purchases	143	620	1,007	–	–	–
Sales	–	(2)	(44)	–	–	(2)
Settlements	(6)	(162)	(240)	(1)	(1)	–
Transfers into Level 3[2]	1	–	69	–	–	–
Transfers (out of) Level 3[2]	(2)	(160)	(247)	–	–	–

Fair value, end of year	$133	$1,041	$1,655	$6	$6	$2

	Common Stock- Trading	Total Equity Securities	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$2	$6	$1	$11	$14	$178	$1,346
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	(1)	–	2	–	–	19	22
Net investment income[1]	–	–	–	–	–	–	2
Other comprehensive income	–	(1)	–	–	(13)	–	(36)
Purchases	–	–	–	–	–	31	1,038
Sales	–	(2)	–	–	–	(6)	(52)
Settlements	–	–	–	–	–	–	(241)
Transfers into Level 3[2]	–	–	–	–	–	22	91
Transfers (out of) Level 3[2]	–	–	–	(11)	–	–	(258)

Fair value, end of year	$1	$3	$3	$–	$1	$244	$1,912

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$405	$405
Total (gains) losses (realized/unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(362)	(362)
Purchases	26	26

Fair value, end of year	$69	$69

	2012
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage-Backed Securities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$6	$84	$10	$210	$128	$189
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(3)	(2)	–
Net investment income[1]	–	–	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	(1)
Other comprehensive income	1	–	1	4	–	1
Purchases	40	1	–	38	1	–
Sales	–	–	–	(12)	(2)	–
Settlements	–	(7)	–	(48)	(3)	(89)
Transfers into Level 3[2]	–	–	(1)	21	–	–
Transfers (out of) Level 3[2]	(7)	(42)	–	(41)	(97)	(1)

Fair value, end of year	$40	$36	$10	$169	$25	$99

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Other Fixed Maturities Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$–	$508	$–	$1,135	$17	$17	$2
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	2	2	(1)	–	–	–
Net investment income[1]	–	3	–	3	–	–	–
Net revenue from reinsurance	–	–	–	(1)	–	–	–
Other comprehensive income (loss)	–	14	(3)	18	–	–	2
Purchases	–	491	3	574	1	1	–
Sales	–	(11)	(2)	(27)	(17)	(17)	–
Settlements	–	(82)	–	(229)	–	–	–
Transfers into Level 3[2]	2	73	–	95	–	–	–
Transfers (out of) Level 3[2]	–	(244)	–	(432)	–	–	–

Fair value, end of year	$2	$754	$–	$1,135	$1	$1	$4

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$3	$2	$7	$–	$–	$15	$150	$1,324
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	1	1	–	(14)	(13)
Net investment income[1]	–	–	–	–	–	–	–	3
Net revenue from reinsurance	–	–	–	–	–	–	–	(1)
Other comprehensive income (loss)	–	–	2	–	–	(1)	–	19
Purchases	–	–	–	–	–	–	27	602
Sales	–	–	–	–	–	–	(31)	(75)
Settlements	(3)	–	(3)	–	–	–	–	(232)
Transfers into Level 3[2]	–	–	–	–	10	–	70	175
Transfers (out of) Level 3[2]	–	–	–	–	–	–	(24)	(456)

Fair value, end of year	$–	$2	$6	$1	$11	$14	$178	$1,346

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$470	$470
Total (gains) losses (realized/unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(87)	(87)
Purchases	22	22

Fair value, end of year	$405	$405

	2011
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$6	$655	$11	$144	$82	$352
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(8)	(5)	–
Net investment income[1]	–	–	–	–	–	(1)
Other comprehensive income (loss)	–	4	–	(10)	(5)	4
Purchases	–	82	–	74	4	–
Sales	–	(22)	–	(6)	(26)	–
Settlements	–	(1)	(1)	(21)	(4)	(166)
Transfers into Level 3[2]	–	–	–	60	83	–
Transfers (out of) Level 3[2]	–	(634)	–	(23)	(1)	–

Fair value, end of year	$6	$84	$10	$210	$128	$189

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$3	$657	$1,910	$19	$19	$3
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	1	(12)	(2)	(2)	–
Net investment income[1]	–	2	1	–	–	–
Other comprehensive income	–	18	11	–	–	(1)
Purchases	–	254	414	–	–	–
Sales	–	(13)	(67)	–	–	–
Settlements	–	(145)	(338)	–	–	–
Transfers into Level 3[2]	–	38	181	–	–	–
Transfers (out of) Level 3[2]	(3)	(304)	(965)	–	–	–

Fair value, end of year	$–	$508	$1,135	$17	$17	$2

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$3	$3	$9	$48	$114	$2,100
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(1)	(1)	–	–	(15)
Net investment income[1]	–	–	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	–	(33)
Other comprehensive income	–	–	(1)	–	–	10
Purchases	–	–	–	–	39	453
Sales	–	–	–	–	(3)	(70)
Settlements	–	–	–	–	–	(338)
Transfers into Level 3[2]	–	–	–	–	–	181
Transfers (out of) Level 3[2]	–	–	–	–	–	(965)

Fair value, end of year	$3	$2	$7	$15	$150	$1,324

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$222	$222
Total (gains) losses (realized/unrealized):
Included in earnings
Interest credited to policyholders’ account balances	238	238
Purchases	10	10

Fair value, end of year	$470	$470

The following tables include the unrealized gains or losses for the years ended December 31, 2013, 2012 and 2011 by category for Level 3 assets still held at December 31, 2013, 2012 and 2011, respectively (in millions):

	2013
	U.S. Government Corporation and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Commercial Mortgage- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$–	$–	$(1)
Net investment income	–	–	–	–	–	–
Other comprehensive gains/(losses)	(1)	(5)	(1)	(4)	(1)	(3)

Total change in unrealized gains (losses)	$(1)	$(5)	$(1)	$(4)	$(1)	$(4)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Back Securities	Total Fixed Maturities- Trading	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(1)	$(2)	$5	$5	3
Net investment income	1	1	–	–	1
Other comprehensive gains/(losses)	(9)	(24)	–	–	(24)

Total change in unrealized gains (losses)	$(9)	$(25)	$5	$5	$(20)

[1]

The net investment gains (losses) included for Separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2013.

	2012
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$–	$(1)	$(1)
Net investment income	–	–	(1)	(1)	3	1
Other comprehensive gains	1	1	5	1	14	22

Total change in unrealized gains (losses)	$1	$1	$4	$–	$16	$22

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Common Stock	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$(13)	$(14)
Net investment income	2	2	–	–	3
Net revenue from reinsurance	–	–	(1)	–	(1)
Other comprehensive gains/(losses)	1	1	–	–	23

Total change in unrealized gains (losses)	$3	$3	$(1)	$(13)	$11

[1]

The net investment gains (losses) included for Separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

	2012
	Policyholders’ Account Balance	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets and liabilities still held
Earnings:
Total (gains) losses (realized/unrealized)
Included in earnings:
Interest credited to policyholders’ account balances	$(71)	$(71)

Total change in unrealized (gains) losses	$(71)	$(71)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Asset- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(7)	$–	$–	$(2)
Net investment income	–	–	–	(1)	2
Other comprehensive gains/(losses)	1	(11)	(4)	4	11

Total change in unrealized gains (losses)	$1	$(18)	$(4)	$3	$11

	Total Fixed Maturities- Available- for-Sale	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Amounts Recoverable from Reinsurers	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(9)	$(1)	$(1)	$–	$(10)
Net investment income	1	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	(33)
Other comprehensive gains/(losses)	1	–	–	–	1

Total change in unrealized gains (losses)	$(7)	$(1)	$(1)	$(33)	$(41)

	2011
	Policyholders’ Account Balance	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Interest credited to policyholders’ account balances	$247	$247

Total change in unrealized (gains) losses	$247	$247

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-recurring fair value measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2013 and 2012 (in millions):

	2013
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$5	$3	$(2)

	2012
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$12	$9	$(3)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized, and have been categorized as Level 3.

Fair value of other financial instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Statement of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2013 and 2012 are presented below (in millions):

	2013
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$9,762	$–	$–	$10,106	$10,106
Senior secured commercial loans	124	–	–	130	130
Cash	119	119	–	–	119
Other invested assets	299	–	231	69	300
Liabilities
Policyholders’ account balances — Investment contracts	$36,288	$–	$87	$35,955	$36,042
Debt	2	–	3	–	3
Collateral received on securities lending and repurchase agreements	500	–	500	–	500
Collateral received on derivative transactions	68	–	68	–	68

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$8,479	$–	$–	$9,106	$9,106
Senior secured commercial loans	216	–	–	228	228
Cash	153	153	–	–	153
Other invested assets	94	–	33	67	100
Liabilities
Policyholders’ account balances — Investment contracts	$35,355	$–	$135	$37,273	$37,408
Debt	3	–	4	–	4
Collateral received on securities lending and repurchase agreements	461	–	461	–	461
Collateral received on derivative transactions	78	–	78	–	78

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

Represents third party loans, which are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Policyholders’ account balances — investment contracts

This includes continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The fair value of the liability approximates carrying value since these borrowings are generally short-term in nature.

NOTE 10 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2013, 2012 and 2011 were as follows (in millions):

	2013	2012	2011
Fixed maturities	$3,083	$3,141	$3,184
Equity securities	13	8	8
Mortgage loans	458	422	368
Policy loans	59	59	59
Other investments	98	75	65

Gross investment income	3,711	3,705	3,684
Investment expenses	(99)	(94)	(87)

Net investment income	$3,612	$3,611	$3,597

For the years ended December 31, 2013, 2012 and 2011, Net investment (losses) gains were as follows (in millions):

	2013	2012	2011
Fixed maturities
Total OTTI losses	$(45)	$(63)	$(122)
Portion of OTTI losses recognized in OCI	11	18	14

Net OTTI losses on fixed maturities recognized in earnings	(34)	(45)	(108)
All other gains	144	181	249

Fixed maturities, net	110	136	141
Equity securities	44	10	(6)
Mortgage loans	6	1	(2)
Derivative instruments	(247)	(110)	(143)
Other	(12)	(7)	(5)

Net investment (losses) gains	$(99)	$30	$(15)

The net gains (losses) on trading securities (both fixed maturities and equity securities) amounted to $55 million, $12 million and $(2) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Realized gains on sales of available-for-sale fixed maturities were $164 million, $192 million and $270 million for the years ended December 31, 2013, 2012 and 2011, respectively. Realized losses for the years

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

ended December 31, 2013, 2012 and 2011 were $36 million, $16 million and $19 million, respectively. Realized gains on sales of available-for-sale equity securities were $22 million, $19 million and $7 million for the years ended December 31, 2013, 2012 and 2011, respectively. Realized losses for the years ended December 31, 2013, 2012 and 2011 were $18 million, $12 million and $11 million, respectively.

Losses from OTTI on equity securities (included in net investment (losses) gains on equity securities above) were $1 million, $3 million and $2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The following tables present the Company’s gross unrealized losses and fair values for available-for-sale fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2013 and 2012 (in millions):

	2013
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$326	$11	$–	$–	$326	$11
U.S. government corporations and agencies	260	13	2	–	262	13
U.S. agency mortgage-backed and asset-backed securities	4,136	345	349	56	4,485	401
Foreign governments	28	1	5	–	33	1
U.S. corporate	8,137	459	297	42	8,434	501
Foreign corporate	3,080	156	46	4	3,126	160
Non-agency residential mortgage-backed securities	383	15	554	44	937	59
Non-agency commercial mortgage-backed securities	1,519	51	87	8	1,606	59
Non-agency asset-backed securities	1,256	21	169	17	1,425	38

Total available-for-sale fixed maturities	19,125	1,072	1,509	171	20,634	1,243

Available-for-sale equity securities
Common stock	4	*	*	*	4	*
Preferred stock	–	–	1	1	1	1

Total available-for-sale equity securities	4	–	1	1	5	1

Total	$19,129	$1,072	$1,510	$172	$20,639	$1,244

*	Unrealized losses are less than $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$105	$1	$–	$–	$105	$1
U.S. government corporations and agencies	146	1	–	–	146	1
U.S. agency mortgage-backed and asset-backed securities	879	17	14	*	893	17
Foreign governments	15	*	5	1	20	1
U.S. corporate	930	21	191	19	1,121	40
Foreign corporate	46	5	157	3	203	8
Non-agency residential mortgage-backed securities	64	2	941	89	1,005	91
Non-agency commercial mortgage-backed securities	97	1	72	6	169	7
Non-agency asset-backed securities	404	3	213	22	617	25

Total available-for-sale fixed maturities	2,686	51	1,593	140	4,279	191

Available-for-sale equity securities
Common stock	30	2	1	*	31	2
Preferred stock	*	*	–	–	*	*

Total available-for-sale equity securities	30	2	1	–	31	2

Total	$2,716	$53	$1,594	$140	$4,310	$193

*	Unrealized losses are less than $1 million.

At December 31, 2013, the unrealized loss amount consisted of approximately 2,650 different fixed maturities and 10 equity securities.

At December 31, 2013, unrealized losses on investment grade fixed maturities were $1,140 million or 92% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $103 million or 8% of the Company’s total fixed maturities’ unrealized losses at December 31, 2013.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $91 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $54 million for 6 months or less, $5 million for greater than 6 months through 12 months and $32 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on available-for-sale investments are included in the Consolidated Statement of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

The components of Net unrealized investment gains (losses) reported in AOCI at December 31, 2013, 2012 and 2011 are as follows (in millions):

	2013	2012	2011
Fixed maturites, available-for-sale-all other	$2,042	$6,123	$4,836
Fixed maturities on which an OTTI loss has been recognized	(11)	(31)	(139)

Total fixed maturities	2,031	6,092	4,697
Equity securities, available-for-sale	33	19	6
Derivatives designated as cash flow hedges	(3)	(7)	(3)
Other investments	2	3	3

Subtotal	2,063	6,107	4,703
Amounts recognized for:
Deferred policy acquisition costs	(607)	(1,383)	(1,224)
Other assets (sales inducements)	(18)	(32)	(28)
Policyholders’ account balances and future policy benefits	42	(41)	(212)
Deferred taxes	(517)	(1,627)	(1,133)

Net unrealized gains on investments	$963	$3,024	$2,106

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains (losses) for the years ended December 31, 2013 , 2012 and 2011, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2010	$(151)	$63	$1	$(3)	$32	$(58)
Net investment gains (losses) on investments arising during the period	(3)	–	–	–	1	(2)
Reclassification adjustment for (gains) losses included in net income	47	–	–	–	(16)	31
Reclassification adjustment for OTTI losses excluded from net income[1]	(32)	–	–	–	11	(21)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(7)	*	–	2	(5)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2011	$(139)	$56	$1	$(3)	$30	$(55)

Net investment gains (losses) on investments arising during the period	113	–	–	–	(39)	74
Reclassification adjustment for (gains) losses included in net income	4	–	–	–	(1)	3
Reclassification adjustment for OTTI losses excluded from net income[1]	(9)	–	–	–	3	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(38)	(1)	–	12	(27)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	2	*	2

Balance, December 31, 2012	$(31)	$18	$–	$(1)	$5	$(9)

Net investment gains (losses) on investments arising during the period	21	–	–	–	(7)	14
Reclassification adjustment for (gains) losses included in net income	1	–	–	–	–	1
Reclassification adjustment for OTTI losses excluded from net income[1]	(2)	–	–	–	1	(1)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(5)	–	–	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2013	$(11)	$13	$–	$(1)	$–	$1

*	Amounts less than $1 million.

[1]	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All other net unrealized investment gains and losses in AOCI

	Net Unrealized Gains (Losses) on Investments[1]	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2010	$2,524	$(786)	$(18)	$62	$(624)	$1,158
Net investment gains (losses) on investments arising during the period	2,465	–	–	–	(863)	1,602
Reclassification adjustment for (gains) losses included in net income	(179)	–	–	–	63	(116)
Reclassification adjustment for OTTI losses excluded from net income[2]	32	–	–	–	(11)	21
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(494)	(11)	–	177	(328)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(271)	95	(176)

Balance, December 31, 2011	$4,842	$(1,280)	$(29)	$(209)	$(1,163)	$2,161

Net investment gains (losses) on investments arising during the period	1,425	–	–	–	(499)	926
Reclassification adjustment for (gains) losses included in net income	(138)	–	–	–	49	(89)
Reclassification adjustment for OTTI losses excluded from net income[2]	9	–	–	–	(3)	6
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(121)	(3)	–	43	(81)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	169	(59)	110

Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033

Net investment gains (losses) on investments arising during the period	(3,967)	–	–	–	1,388	(2,579)
Reclassification adjustment for (gains) losses included in net income	(99)	–	–	–	35	(64)
Reclassification adjustment for OTTI losses excluded from net income[2]	2	–	–	–	(1)	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	781	14	–	(278)	517
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	83	(29)	54

Balance, December 31, 2013	$2,074	$(620)	$(18)	$43	$(517)	$962

[1]	Includes cash flow hedges. Refer to Note 7 — Derivative Financial Instruments and Risk Management for information on cash flow hedges.

[2]	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2013	2012
Balance at beginning of year	$184	$208
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	2	6
Additional credit loss impairments recognized in the current period on securities previously impaired	17	20
Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(26)	(50)

Balance at end of year	$177	$184

The balance of and changes in each component of AOCI for the years ended December 31, 2013, 2012 and 2011 are as follows (in millions):

	Net Unrealized Investment Gains (Losses)[1,2]
	2013	2012	2011
Beginning balance	$3,024	$2,106	$1,100
Change in OCI before reclassifications	(1,998)	1,004	1,091
Net unrealized gains reclassified from AOCI	(63)	(86)	(85)

Net OCI	(2,061)	918	1,006

Ending balance	$963	$3,024	$2,106

[1]	All amounts are net of tax and DAC.

[2]

Includes cash flow hedges. Refer to Note 7 — Derivative Financial Instruments and Risk Management for information on cash flow hedges. Refer to Note 10 — Investment Income and Investment Gains and Losses (above) for additional information regarding unrealized investment gains or losses, including the split between amounts related to fixed maturities on which an other-than-temporary impairment loss has been recognized, and all other unrealized investment gains or losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The amounts reclassed out of AOCI for the years ended December 31, 2013, 2012 and 2011 are as follows (in millions):

Amounts Reclassified from AOCI[1]:	2013	2012	2011	Affected Line Item in the Consolidated Statement of Operations
Net unrealized investment (gains) losses:
Losses on cash flow hedges
Interest rate contracts	$1	$1	$2	Net investment income
Currency contracts	–	–	–	Net investment (losses) gains
Currency contracts	–	–	–	Interest credited to policyholders’ account balances
Currency contracts	–	(1)	(1)	Net investment income
(Gains) losses on available-for-sale securities
Impairment losses	1	4	47	Net investment (losses) gains
All other	(100)	(138)	(180)	Net investment (losses) gains

	(98)	(134)	(132)	Total before tax
	(35)	(48)	(47)	Income tax expense

Total reclassifications for the period	$(63)	$(86)	$(85)	Net income

[1]	Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $764 million, $750 million and $731 million for the years ended December 31, 2013, 2012 and 2011, respectively, are reflected in Operating expenses and Net investment income in the accompanying Consolidated Statement of Operations.

In 2011, the Company received a $300 million capital contribution consisting of $123 million of cash and $177 million in the form of release of intercompany payables, from New York Life.

The Company’s interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. Under the participation agreement for each such mortgage, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated there from, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2013, 2012 and 2011, the Company’s share of expenses associated with the lease of the aircraft were $1 million, $1 million and $2 million, respectively. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement had an initial term of five years, until November 2009 and was renewed for an additional five years through November 2014.

The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2013, 2012 and 2011, the total cost for these services amounted to $91 million, $84 million and $76 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

In addition, NYL Investments has an Investment Advisory Agreement with the VP Funds, a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the VP Funds, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the VP Funds. The Company recorded fee income from NYL Investments for the years ended December 31, 2013, 2012 and 2011 of $31 million, $26 million and $17 million, respectively.

At December 31, 2013 and 2012, the Company had a net liability of $230 million and $203 million, respectively, for the above-described services, which are included in Other liabilities in the accompanying Consolidated Statement of Financial Position. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. At December 31, 2013 and 2012, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements in the accompanying Consolidated Statement of Financial Position amounted to $6,114 million and $5,978 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. The interest rate used in establishing such obligations was 5.84% for 2013. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2013 and 2012, the amount of outstanding reserves on these contracts was $163 million and $169 million, respectively, and are included in Future policy benefits in the accompanying Consolidated Statement of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2013, 2012 and 2011, the Company received service fees of $30 million, $23 million and $16 million, respectively, under this agreement. At December 31, 2013 and 2012, the Company recorded a receivable of $3 million and $2 million, respectively, from NYLIFE Distributors under this agreement.

The Company has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of the multi-funded annuity contracts and variable life insurance policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $130 million, $110 million and $98 million, for the years ended December 31, 2013, 2012 and 2011, respectively.

In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2013, 2012 and 2011, the Company incurred an expense of $41 million, $37 million and $33 million, respectively, under this agreement. At December 31 2013 and 2012, the Company recorded no payables to NYLIFE Securities under this agreement.

The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2013 and 2012.

The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2013, 2012 and 2011, the credit facility was not used, no interest was paid and no outstanding balance was due.

On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. At December 31, 2013, 2012 and 2011, the Company had no outstanding balance due. The Company had no interest expense for 2013 and 2012. Interest expense for 2011 was less than $1 million.

During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. The private placement debt securities matured, and the outstanding balance payable totaling $5 million was paid to the Company on June 6, 2011. The Company did not receive interest payments from MCF for 2013 and 2012. The Company received interest payments from MCF of less than $1 million for 2011

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2013 and 2012, the Company did not purchase any new loans. At December 31, 2013, the Company held loans with an outstanding balance of $31 million and has commitments to fund additional amounts on existing loans of $10 million. At December 31, 2012, the Company held loans with an outstanding balance of $60 million and had commitments to fund additional amounts on existing loans of $13 million. These loans are reported in Other investments in the accompanying Consolidated Statement of Financial Position.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF (as amended from time to time, the “MCF Loan Agreement”). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The principal amount provided to MCF cannot exceed 2.5% of the Company’s statutory cash and invested assets as of the most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2013 and 2012, the outstanding balance of loans to MCF under the MCF Loan Agreement was $1,889 million and $1,584 million, respectively. These loans are reported in Investments in affiliates in the accompanying Consolidated Statement of Financial Position. During 2013, 2012 and 2011, the Company received interest payments from MCF totaling $85 million, $62 million and $40 million, respectively, which are included in Net investment income in the accompanying Consolidated Statement of Operations.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $39 million, $15 million and $17 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert an individual life insurance policy and rider issued by the Company to a permanent cash value life insurance policy issued by New York Life without any additional underwriting. As compensation for this arrangement, the Company paid New York Life less than $1 million for the years ended December 31, 2013, 2012 and 2011.

The Company has an arrangement with NYLIFE Insurance Company of Arizona (“NYLAZ”), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a universal life policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $7 million, $6 million and $6 million from NYLAZ for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2013 and 2012, the Company recorded liabilities of approximately $3,325 million and $3,069 million, respectively, which are included in Policyholders’ account balances and Separate account liabilities in the accompanying Consolidated Statement of Financial Position.

The Company has also issued various COLI policies to separate Voluntary Employees’ Beneficiary Association (VEBA) trusts formed for the benefit of New York Life’s retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2013 and 2012, Policyholders’ account balances and Separate account liabilities related to these policies aggregated $339 million and $298 million, respectively.

The Company has an agreement with NYLINK Insurance Agency Incorporated (“NYLINK”), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company’s products through NYLINK’s subagents. For the years ended December 31, 2013, 2012 and 2011, the Company recorded commission and fee expense to NYLINK agents of $1 million, $2 million and $2 million, respectively.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC (“Westory”), an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to Westory. Closing costs in connection with this purchase amounted to $3 million and is included in Net investment income in the accompanying Consolidated Statement of Operations. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. Interest earned for the period ending December 31, 2013 and 2012 was $3 million and $1 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. Income earned for the period ending December 31, 2013 and 2012 was $3 million and $2 million, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (refer to Note 14 — Reinsurance for more details).

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction. NYLT was sold on December 31, 2013. Refer to Note 14 — Reinsurance for more details.

NYL Investments provides the Company with certain services and facilities including, but not limited to, the following: information technology, and management and infrastructure support. NYL Investments charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYL Investments and the Company. The fees incurred associated with these services and facilities amounted to $62 million for the year ended December  31, 2013.

NOTE 12 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2013 and 2012 were as follows (in millions):

	2013	2012
Deferred annuities	$38,846	$38,213
Universal life contracts	25,047	23,997
Annuities certain	628	511
Supplementary contracts without life contingencies	288	335
Unearned revenue liability	513	272
Guaranteed minimum accumulation benefit	69	405

Total policyholders’ account balances	$65,391	$63,733

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals, and mortality and expense charges, where applicable.

Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

The GMAB is the fair value of embedded derivatives on deferred annuity contracts.

At December 31, 2013 and 2012, of the total policyholders’ account balances of $65,391 million and $63,733 million, respectively, the total amounts that have surrender privileges were $64,105 million and $62,834 million, respectively. The amounts that can be surrendered for cash by policyholders at December 31, 2013 and 2012 were $62,046 million and $60,399 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the interest rate assumptions generally utilized in calculating policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2013:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.25% to 10.00%	Surrender charges 0% to 10% for up to 10 years.
Universal life contracts	2.00% to 8.00%	Various up to 19 years.
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges.
Supplementary contracts without life contingencies	1.0% to 3.5%	No surrender or withdrawal charges.

1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2013 and 2012 were as follows (in millions):

	2013	2012
Life insurance:
Taiwan business — 100% coinsured	$1,049	$1,028
Other life	174	192

Total life insurance	1,223	1,220
Individual and group payout annuities	12,797	10,316
Other contract liabilities	49	43

Total future policy benefits	$14,069	$11,579

Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2013:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD.	0.05% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD.

Less than 2% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2013 and 2012, the Company had variable contracts with guarantees (note that the Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Variable Annuity Contracts – GMDB, GMAB, EBB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

Contracts with an optional enhanced beneficiary benefit (EBB) feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in which case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2013 and 2012 for GMDB’s, GMAB’s, EBB’s and GFIB’s ($ in millions):

	2013
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$12,698	$5,766	$76	$11,570	$149
Net amount at risk	$26	$19	$7	$160	$–
Average attained age of contract holders	58	58	65	63	58

	2012
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$9,456	$4,526	$67	$10,985	$40
Net amount at risk	$47	$51	$5	$286	$–
Average attained age of contract holders	58	57	65	62	58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in Future policy benefits for GMDB, EBB and GFIB, and Policyholders’ account balances for GMAB in the accompanying Consolidated Statement of Financial Position (in millions):

	GMDB	GMAB	EBB	GFIB		Totals
Balance at January 1, 2011	$38	$222	$1		$–	$261
Incurred guarantee benefits	17	248	–		–	265
Paid guarantee benefits	(7)	–	–		–	(7)

Balance at December 31, 2011	48	470	1		–	519
Incurred guarantee benefits	(10)	(65)	–		*	(75)
Paid guarantee benefits	(6)	–	–		–	(6)

Balance at December 31, 2012	32	405	1		*	438
Incurred guarantee benefits	14	(336)	–		–	(322)
Paid guarantee benefits	(4)	–	–		–	(4)

Balance at December 31, 2013	$42	$69	$1	$	*	$112

*	Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through Interest credited to policyholders’ account balances in the accompanying Consolidated Statement of Operations (refer to Note 9 — Fair Value Measurements).

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2013 and 2012, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 4.48% to 7.33% for 2013 and 5.21% to 6.75% for 2012.

•	Volatility assumption ranged from 13.11% to 14.21% for 2013 and was 12.94% to 14.53% for 2012.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for both 2013 and 2012.

•	Lapse rates vary by contract type and duration and ranged from 0.50% to 31.73%, with an average of 5.31% for 2013 and 5.47% for 2012.

•	Discount rates ranged from 4.29% to 7.61% for 2013 and 6.01% to 7.61% for 2012.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2013 and 2012, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 0.11% to 9.99% for 2013, and (0.04)% to 10.01% for 2012.

•	Volatility assumption ranged from 0.04% to 31.28% for 2013, and was 0.03% to 30.87% for 2012.

•	Mortality assumption used to project future claims is the Company’s RIS 10(20) GFIA Experience Mortality Table in 2013, and was assumed to be 60% of the 94 MGDB table for 2012.

•	Lapse rates vary by contract type and duration and range from 1.00% to 20.00%, with an average of 1.00% for 2013, and 1.00% to 20.00%, with an average of 1.00% for 2012.

•	Discount rates ranged from 4.29% to 6.64% for 2013 and 6.64% to 7.22% for 2012.

The following table presents the aggregate fair value of assets at December 31, 2013 and 2012, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB and GFIB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB and GFIB guarantees in each contract, the GMDB, GMAB and GFIB amounts listed are not mutually exclusive (in millions):

	2013			2012
	GMDB	GMAB	GFIB	GMDB	GMAB	GFIB
Separate account:
Equity	$11,728	$3,072	$87	$8,822	$2,212	$16
Fixed income	4,884	1,242	40	4,834	1,170	7
Balanced	3,936	1,168	8	3,081	863	1
General account	3,720	284	14	3,704	281	15

Total	$24,268	$5,766	$149	$20,441	$4,526	$39

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Beginning balance	$80	$60	$41
Net liability increase	18	20	19

Ending balance	$98	$80	$60

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 13 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

The following is an analysis of DAC included in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Balance at beginning of year	$2,027	$2,313	$2,824
Current year additions	426	351	433
Amortized during year	(394)	(523)	(436)
Amortization — impact of assumption and experience unlocking	13	45	(7)

Balance at end of year before related adjustments	2,072	2,186	2,814
Adjustment for changes in unrealized net investment gains	775	(159)	(501)

Balance at end of year	$2,847	$2,027	$2,313

In the table above, the positive impact of assumption and experience unlocking on amortization includes $(36) million, $7 million and $(1) million of error corrections that (increased) reduced amortization for the years ended December 31, 2013, 2012 and 2011, respectively. Adjustment for changes in unrealized net investment gains is net of an out of period adjustment of ($145) million related to the prior period adjustment to DAC through AOCI. The Company has evaluated these out of period adjustments and concluded that individually and collectively they are not material to all financial statements for the years presented.

Sales Inducements

The following is an analysis of deferred sales inducements included in Other assets in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Balance at beginning of year	$530	$457	$354
Current year additions	106	159	134
Amortized during year	(101)	(82)	(20)

Balance at end of year before related adjustments	535	534	468
Adjustment for changes in unrealized net investment gains	14	(4)	(11)

Balance at end of year	$549	$530	$457

NOTE 14 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. As of December 31, 2013, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. For the policies reinsured, the Company typically retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for most traditional products. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On July 1, 2002, the Company transferred all of the liabilities and assets of its Taiwan Branch to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), an indirect subsidiary of New York Life that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Taiwan Corporation is liable for all policyholder obligations on its balance sheet, including policies issued prior to July 2002, when Taiwan Corporation was a branch of the Company. As part of the sale agreement, Yuanta has guaranteed Taiwan Corporation’s obligation with respect to these policyholder obligations. Under GAAP, the Company accounts for the policies issued prior to July 2002 as 100% coinsured, and includes $1,049 million of policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta. At December 31, 2013, the Company had a reinsurance recoverable of $1,049 million on the above transaction.

Accordingly, the Company recorded the following with respect to this transaction (in millions):

	2013	2012	2011
Amounts recoverable from reinsurer	$1,049	$1,027	$929
Premiums ceded	$65	$66	$68
Benefits ceded	$50	$28	$37

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 75% of the reinsurance ceded to non-affiliates at December 31, 2013 and 2012.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $1 million and $14 million at December 31, 2013 and 2012, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Statement of Financial Position. The change in fair value of this embedded derivative was $(13) million, $(1) million and $(33) million for the years ended December 31, 2013, 2012 and 2011, respectively, and is included in Net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2013, 2012 and 2011, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effect of this affiliated reinsurance agreement for the years ended December 31, 2013, 2012 and 2011 was as follows (in millions):

	2013	2012	2011
Fees-universal life policies ceded	$246	$252	$254
Net revenue from reinsurance	$70	$85	$81
Policyholders’ benefits ceded	$160	$161	$136
Amounts recoverable from reinsurer	$6,833	$6,634	$6,400
Amounts payable to reinsurer	$6,833	$6,622	$6,387
Other liabilities (deferred gain, net of amortization)	$14	$15	$17

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $18 million for the year ended December 31, 2013 and $14 million for the years ended December 31, 2012 and 2011.

The effects of all reinsurance for the years ended December 31, 2013, 2012 and 2011 were as follows (in millions):

	2013	2012	2011
Premiums:
Direct	$3,449	$2,882	$2,494
Assumed	3	3	3
Ceded	(68)	(69)	(70)

Net premiums	$3,384	$2,816	$2,427

Fees-universal life and annuity policies ceded	$586	$583	$572
Net revenue from reinsurance	$71	$85	$82
Policyholders’ benefits ceded	$571	$515	$503
Increase in ceded liabilities for future policyholder benefits	$26	$13	$14
Amounts recoverable from reinsurer:
Affiliated*	$6,877	$7,675	$7,345
Unaffiliated*	$1,390	$300	$278
Amounts payable to reinsurer:
Affiliated	$6,837	$6,626	$6,389
Unaffiliated	$48	$47	$41
Other liabilities (deferred gain, net of amortization)	$14	$15	$17

*	The reinsurance recoverable from Taiwan Corporation is presented as Unaffiliated as of December 31, 2013 and Affiliated as of December 31, 2012 and 2011.

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Regulatory Inquiries

By letter dated May 20, 2011, the California Department of Insurance notified the Company that it would conduct a special examination of the Company’s practices regarding payment of benefits under life insurance policies and annuities, termination of annuity payments, payments to holders of retained asset accounts, use of the Social Security Administration “Death Master Index” and other matters. This examination relates to matters also being examined by state departments of revenue (or equivalent state agencies) in a number of states under their respective unclaimed property laws. Subsequent similar notices were received from the Department and the New York and Massachusetts State Attorney General’s Offices. In connection with these audits and examinations, the Company has made a number of payments to beneficiaries and identified additional policies that are in the process of settlement or are being investigated for potential settlement. As a result of these ongoing inquiries, the Company recorded a charge to net income of $9 million, net of reserves, reinsurance recoverables and taxes, for the year ended December 31, 2011. The Company recorded an immaterial charge to net income in 2012. In October 2013, the Company entered into a Regulatory Settlement Agreement with 48 state Departments of Insurance that resolved the multi-state market conduct examination regarding claims practices and use of the Death Master Index. The Company and New York Life entered into a Global Resolution Agreement in June 2013 with 39 state departments of revenue (or equivalent state regulators) that settled the terms of the unclaimed property audit. No fine or penalty was imposed in connection with that Agreement.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $9 million and $41 million which have been accrued in Other liabilities in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2013 and 2012, respectively. The Company expects to recover $24 million and $28 million at December 31, 2013 and 2012, respectively, of premium offsets reflected in Other assets on the accompanying Consolidated Statement of Financial Position.

In 2011, New York Life committed to contribute $20 million, of which $10 million was allocated to the Company, to a voluntary fund that will be established to provide benefits to certain Executive Life Insurance Company of New York (“ELNY”) payees who otherwise would have had their contractual benefits reduced as a result of ELNY’s liquidation. In 2011, the cost to establish the liability of $10 million for the year ended December 31, 2011 is reflected in Operating expenses in the accompanying Consolidated Statement of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2013 and 2012, $489 million and $451 million, respectively, of the Company’s fixed maturities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2013 and 2012, the Company recorded cash collateral received under these agreements of $500 million and $461 million, respectively and established a corresponding liability for the same amount, which is included in Other liabilities in the accompanying Consolidated Statement of Financial Position. The Company did not hold collateral in the form of securities at December 31, 2013 and 2012.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2013 and 2012, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $101 million and $59 million at an average coupon rate of 0.01% and 0.20%, respectively. At December 31, 2013, the Company had no repurchase agreements outstanding. At December 31, 2012, the Company recorded a liability for agreements to sell and repurchase securities, which is reflected in Other Liabilities of the accompanying Consolidated Statement of Financial Position, totaling $75 million at an average coupon rate of 3.50%.

The following tables represents recognized repurchase agreements and securities lending transactions that are subject to an enforceable master netting agreement or similar agreement for the years ended December 31, 2013 and 2012 (in millions):

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Securities Collateral	Net Amount
Offsetting of Financial Assets:
Securities purchased under agreement to resell	$101	$–	$101	$(101)[1]	$–

Total Assets	$101	$–	$101	$(101)	$–

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	December 31, 2012
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Securities Collateral	Net Amount
Offsetting of Financial Assets:
Securities purchased under agreement to resell	$59	$–	$59	$(59)[2]	$–

Total Assets	$59	$–	$59	$(59)	$–

[1]

The actual collateral that is held by the custodian is $103 million, which was capped at the amount recorded in the Consolidated Statement of Financial Position in accordance with the authoritative guidance.

[2]

The actual collateral that is held by the custodian is $60 million, which was capped at the amount recorded in the Consolidated Statement of Financial Position in accordance with the authoritative guidance.

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Cash Collateral	Net Amount
Offsetting of Financial Liabilities:
Securities entered into a security lending agreement	$500	$–	$500	$(500)[1]	$–

Total Liabilities	$500	$–	$500	$(500)	$–

	December 31, 2012
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Cash Collateral	Net Amount
Offsetting of Financial Liabilities:
Securities entered into a security lending agreement	$461	$–	$461	$(461)[2]	$–

Total Liabilities	$461	$–	$461	$(461)	$–

[1]	The amount shown is the cash collateral received and not the securities lent that remain on the Consolidated Statement of Financial Position and have a fair value of $489 million.

[2]	The amount shown is the cash collateral received and not the securities lent that remain on the Consolidated Statement of Financial Position and have a fair value of $451 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 — INCOME TAXES

A summary of the components of the net total Income tax expense for the years ended December 31, 2013, 2012 and 2011, included in the accompanying Consolidated Statement of Operations are as follows (in millions):

	2013	2012	2011
Current:
Federal	$132	$174	$243
State and local	11	5	4
Foreign	1	–	1

	144	179	248
Deferred:
Federal	49	61	(160)

Total income tax expense	$193	$240	$88

Pursuant to the tax allocation agreement discussed in Note 3 — Significant Accounting Policies, as of December 31, 2013 and 2012, the Company recorded a net income tax payable to New York Life of $73 million and $60 million, respectively, included in Other liabilities in the accompanying Consolidated Statement of Financial Position.

The Company’s actual income tax expense for the years ended December 31, 2013, 2012 and 2011 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax exempt income	(4.3)	(2.1)	(4.6)
Audit Liability	0.4	0.1	0.1
Investment credits	(5.8)	(5.2)	(8.3)
Tax settlements	(3.5)	–	(1.3)
Other	0.7	0.4	0.5

Effective tax rate	22.5%	28.2%	21.4%

The Company recognized a tax benefit in 2013 of $30 million related to the settlement with the Appeals Office of the Internal Revenue Service (“IRS”) of issues for the 2002-2004 tax years.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The components of the net deferred tax liability reported in Other liabilities in the accompanying Consolidated Statement of Financial Position as of December 31, 2013 and 2012, are as follows (in millions):

	2013	2012
Deferred tax assets:
Future policyholder benefits	$770	$798
Employee and agents benefits	69	74
Other	19	30

Gross deferred tax assets	858	902

Deferred tax liabilities:
DAC	683	318
Investments	656	2,142
Other	187	170

Gross deferred tax liabilities	1,526	2,630

Net deferred tax liability	$668	$1,728

The Company has no net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007. In 2013, the IRS began its examination of tax years 2008 through 2010. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2013, 2012 and 2011 are as follows (in millions):

	2013	2012	2011
Beginning of period balance	$71	$71	$69
Reductions for tax positions of prior years	–	–	(2)
Additions for tax positions of prior year	3	–	–
Additions for tax positions of current year	–	–	4
Settlements with tax authorities	(3)	–	–

End of period balance	$71	$71	$71

As of December 31, 2013, 2012 and 2011, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $5 million, $2 million and $2 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was $2 million for the years ended December 31, 2013, 2012 and 2011, and are included in Income tax expense in the accompanying Consolidated Statement of Operations. At December 31, 2013, 2012 and 2011, the Company had $12 million, $9 million and $7 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in Other liabilities the accompanying Consolidated Statement of Financial Position. The $3 million increase from December 31, 2012 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $2 million of interest expense and a $1 million increase resulting from settlements with tax authorities. The $2 million increase from December 31, 2011 in accrued interest associated with the liability for unrecognized tax benefits is the result of interest expense. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next twelve months.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 17 — DEBT

Debt consisted of the following at December 31, 2013 and 2012 (in millions):

	2013	2012
Recourse debt
Promissory note — Aeolus	$2	$3

Total recourse debt	2	3

Non-recourse debt
Other	1	1

Total non-recourse debt	1	1

Total debt	$3	$4

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note was $2 million and $3 million at December 31, 2013 and 2012, respectively.

Non-Recourse Debt

At December 31, 2013 and 2012, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $1 million and $1 million, respectively. Refer to Note 6 — Investments.

NOTE 18 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $276 million, $233 million and $102 million during 2013, 2012 and 2011, respectively.

Total interest paid was $12 million, $17 million and $16 million during 2013, 2012 and 2011, respectively.

Non-cash transactions

In 2012, the Company determined it had misstated certain cash and non-cash items in 2011 within and between “Net cash provided by operating activities” and “Net cash used in investing activities” in the Company’s Consolidated Statement of Cash Flows and, therefore, such items were corrected for the year ended December 31, 2011. Although the Company does not consider these amounts to be material, the 2011 amounts were revised to conform to the current year presentation. As a result of the correction, “Net cash provided by operating activities” decreased by $153 million, and “Net cash used by investing activities” increased by $153 million due to the removal of capitalized interest on bonds which is a non-cash transaction.

In addition, offsetting adjustments of $5,299 million for the year ended December 31, 2011, were made to the “proceeds from” and “cost of” investments purchased within the investing section of the cash flow statement. These adjustments relate to the removal of “to be announced” (“TBA”) security purchase and sale commitments as they are non-cash transactions and the removal of dollar roll transactions as this is financing not investing

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

activity. This correction of the Company’s Consolidated Statement of Cash Flows did not impact the Company’s previously reported Consolidated Statement of Operations or the Consolidated Statement of Financial Position and, in particular, “Cash and cash equivalents” reported at the end of 2011 in the Company’s Consolidated Statement of Cash Flows remain unchanged.

There was a non-cash capital contribution transaction of $177 million in the form of the release of intercompany payables for the year ended December 31, 2011 from New York Life.

For the year ended December 31, 2013, the Company did not have other non-cash investing transactions.

Other non-cash investing transaction were $3 million for the year ended December 31, 2012, related to non-cash acquisitions of foreclosed property and non-redeemable preferred stock. Other non-cash investing transactions were $7 million for the year ended December 31, 2011, primarily related to transfers between mortgage loans, real estate and other invested assets.

NOTE 19 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory surplus at December 31, 2013 and 2012 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

	2013	2012
Statutory Surplus, Delaware Basis	$6,748	$6,399
State prescribed or permitted practices:
Presenting Guaranteed and Variable Universal Life Separate Accounts at book value	108	415

Statutory Surplus, NAIC SAP	$6,856	$6,814

Statutory net income for the years ended December 31, 2013, 2012 and 2011 was $798 million, $639 million and $294 million, respectively.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2013 or 2012. As of December 31, 2013, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $2,795 million. The maximum amount of dividends that may be paid in 2014 without prior approval is $787 million.

NOTE 20 — SUBSEQUENT EVENTS

As of March 13, 2014, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Independent Auditor’s Report

To the Board of Directors and Stockholder of

New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statement of financial position as of December 31, 2013 and 2012, and the related consolidated statement of operations, of comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2013.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 5 to the consolidated financial statements, the Company changed the manner in which it accounts for the deferral of acquisition costs in 2012.

As disclosed in Note 11 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

March 13, 2014

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

a.	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

b.	Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities, Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), and incorporated herein by reference.

(3)(b)	Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(b) to Post-Effective Amendment No. 5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), and incorporated herein by reference.

(3)(c)	Form of Agreement among New York Life Insurance Company, NYLIFE Securities Inc., NYLIAC and its agent (and referenced Agent’s Contract) - Previously filed as Exhibit (3)(b) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.

(3)(d)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(3)(e)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(3)(f)	Amendment dated September 27, 2002 to Stock Sale Agreement dated June 4, 1993 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(3)(g)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(4)(a)	Form of Qualified Flexible Premium Policy - Previously filed as Exhibit (5)(a) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Registrant’s Post-Effective Amendment No. 16 on Form N-4, and incorporated herein by reference.

(4)(b)	Form of Qualified Single Premium Policy - Previously filed as Exhibit (5)(b) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Registrant’s Post-Effective Amendment No. 16 on Form N-4, and incorporated herein by reference.

(5)	Form of Application for a Policy - Previously filed as Exhibit (10) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.

(6)(a)	Certificate of Incorporation of NYLIAC - Previously filed as Exhibit(6)(a) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(6)(a) (1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) - Previously filed as Exhibit (6)(a)(1) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account-I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(6)(b) (1)	By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(6)(b) (2)	Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(6)(b) (3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) - Previously filed as Exhibit (6)(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account-I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(7)	Not applicable.

(8)	Service Agreement between New York Life Insurance Company and NYLIAC (including Amendments) - Previously filed as Exhibit (8) to Registrant’s Post-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.

(8)(a)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(b)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(9)	Opinion and Consent of Thomas F. English, Esq. - Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP - Filed herewith.

(10)(b)	Powers of Attorney for David G. Bedard, Director of NYLIAC – Filed herewith.

(10)(c)	Powers of Attorney for Christopher O. Blunt, Director, Executive Vice President and Co-President of Insurance and Agency Group of NYLIAC – Filed herewith.

(10)(d)	Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC – Filed herewith.

(10)(e)	Powers of Attorney for John T. Fleurant, Director, Executive Vice President and Chief Financial Officer of NYLIAC – Filed herewith.

(10)(f)	Powers of Attorney for Robert M. Gardner, Director and Vice President of NYLIAC – Filed herewith.

(10)(g)	Powers of Attorney for Matthew M. Grove, Director and Senior Vice President of NYLIAC – Filed herewith.

(10)(h)	Powers of Attorney for John Y. Kim, Director, Executive Vice President and President Investments Group of NYLIAC – Filed herewith.

(10)(i)	Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC – Filed herewith.

(10)(j)	Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC – Filed herewith.

(10)(k)	Powers of Attorney for Mark W. Pfaff, Director, Executive Vice President and Co-President of Insurance and Agency Group of NYLIAC – Filed herewith.

(10)(l)	Powers of Attorney for Arthur H. Seter, Director, Senior Vice President & Chief Investment Officer of NYLIAC – Filed herewith.

(10)(m)	Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President, Chief Risk Officer & Chief Actuary of NYLIAC – Filed herewith.

(10)(n)	Powers of Attorney for Susan A. Thrope, Director of NYLIAC – Filed herewith.

(11)	Not applicable.

(12)	Not applicable.

(13)	Schedule of Computations - Previously filed as Exhibit 13 to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), and incorporated herein by reference.

(14)	Not applicable.

ITEM 25. DIRECTORS	AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Theodore A. Mathas	Director, Chairman & President
David G. Bedard	Director
Christopher O. Blunt	Director, Executive Vice President & Co-President of Insurance & Agency Group
Frank M. Boccio	Director & Executive Vice President
John T. Fleurant	Director, Executive Vice President & Chief Financial Officer
Robert M. Gardner	Director & Vice President
Matthew M. Grove	Director & Senior Vice President
John Y. Kim	Director, Executive Vice President & President Investments Group
Steven D. Lash	Director & Senior Vice President
Mark W. Pfaff	Director, Executive Vice President & Co-President of Insurance & Agency Group
Arthur H. Seter	Director, Senior Vice President & Chief Investment Officer
Joel M. Steinberg	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Susan A. Thrope	Director
Christopher Ashe	Senior Vice President
Annamaria Banaszek	Senior Vice President
Joseph M. Bennett	Senior Vice President
Scott L. Berlin	Senior Vice President
Thomas Cole	Senior Vice President
Michael Del Secolo	Senior Vice President & Chief Technology Officer
Craig L. DeSanto	Senior Vice President & Actuary
Robert A. DiMella	Senior Vice President
John C. DiRago	Senior Vice President
Thomas F. English	Senior Vice President & Chief Legal Officer
Stephen P. Fisher	Senior Vice President
Thomas J. Girard	Senior Vice President
Robert J. Hebron	Senior Vice President
Thomas A. Hendry	Senior Vice President & Treasurer
Drew E. Lawton	Senior Vice President
John M. Loffredo	Senior Vice President
Anthony R. Malloy	Senior Vice President
Barbara J. McInerney	Senior Vice President & Chief Compliance Officer
Michael M. Oleske	Senior Vice President & Chief Tax Counsel
Susan L. Paternoster	Senior Vice President
Gideon A. Pell	Senior Vice President
Jeffrey S. Phlegar	Senior Vice President
Dan C. Roberts	Senior Vice President
Gerard A. Rocchi	Senior Vice President
Jerrold K. Senser	Senior Vice President
George S. Shively	Senior Vice President
Mark W. Talgo	Senior Vice President
Julia A. Warren	Senior Vice President
Jae Yoon	Senior Vice President
Stephen Abramo	Vice President
Mitchell P. Ascione	Vice President
Steven Attias	Vice President & Chief Information Security Officer
Karen A. Bain	Vice President - Tax
Judy R. Bartlett	Vice President & Associate Legal Officer
Jacqueline M. Barton	Vice President
John Bonvouloir	Vice President
Elizabeth Brill	Vice President & Actuary
Jeanne M. Carbone	Vice President
Christopher H. Carey	Vice President
Roger Chen	Vice President
Louis N. Cohen	Vice President
James J. Cristallo	Vice President & Actuary
Paul K. Cunningham	Vice President
Karen J. DeToro	Vice President
Robert H. Dial	Vice President
Mayra L. Diaz	Vice President
Kathleen A. Donnelly	Vice President
Michael G. Dubrow	Vice President
Jonathan Feinstein	Vice President
Robert E. Ferguson	Vice President
Anthony Ferraro	Vice President & Actuary
Edward J. Fitzgerald	Vice President
Michael Fong	Vice President & Actuary
Stephanie A. Frawley	Vice President
Brian Furlong	Vice President
Thomas J. Gangemi	Vice President
Ross M. Goldstein	Vice President
Nicholas Grecco	Vice President
Paul G. Greene	Vice President
Jane L. Hamrick	Vice President & Actuary
Eric S. Hoffman	Vice President
Dylan W. Huang	Vice President & Actuary
Joseph E. Hynes	Vice President
Robert J. Hynes	Vice President
Robert Karmen	Vice President & Associate Legal Officer
Michael Kimble	Vice President
Joseph D. Koltisko	Vice President
Linda M. Kraus	Vice President
Jodi L. Kravitz	Vice President & Actuary
Melissa Kuan	Vice President
Michael P. Lackey	Vice President
Karen J. Lamp	Vice President & Associate Legal Officer
Richard B. Leber	Vice President, Associate Legal Officer & Assistant Secretary
Scott L. Lenz	Vice President & Associate Tax Counsel
Brian C. Loutrel	Vice President & Chief Privacy Officer
Eric J. Lynn	Vice President & Actuary
Ralph S. Marinaccio	Vice President
Gail A. McDermott	Vice President
Timothy M. McGinnis	Vice President
Stephen J. McNamara	Vice President & Actuary
Eric A. Moffitt	Vice President
Ryan J. Morris	Vice President & Actuary
Corey B. Multer	Vice President
Marijo F. Murphy	Vice President
Charles E. Nachman	Vice President
Kathleen Navarro	Vice President
Nicholas Pasyanos	Vice President & Actuary
Valerie L. Perry	Vice President - Underwriting
Mike Petty	Vice President
Paul Quartararo	Vice President & Chief Medical Officer
Linda M. Reimer	Vice President & Associate Legal Officer
Janis C. Rubin	Vice President
Amaury J. Rzad	Vice President
Richard C. Schwartz	Vice President & Actuary
Angelo J. Scialabba	Vice President
Scott R. Seewald	Vice President
Joseph J. Shannon	Vice President
Irwin Silber	Vice President & Actuary
Kevin M. Smith	Vice President
Thomas C. Sorg	Vice President
Monica Suryapranata	Vice President & Actuary
William P. Tate	Vice President
Thomas J. Troeller	Vice President & Actuary
John Vaccaro	Vice President
Taylor Wagenseil	Vice President
Robin M.Wagner	Vice President
Richard M. Walsh	Vice President
Scott W. Weinstein	Vice President
Matthew D. Wion	Vice President & Actuary
Michael A. Yashnyk	Vice President
Paul Zeng	Vice President & Actuary
Anna Louise Bidwell	Associate Legal Officer and Secretary

ITEM 26.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Eclipse Funds Inc.(1)	Maryland
ICAP Funds Inc.	Maryland
Eclipse Funds(1)	Massachusetts
The MainStay Funds(1)	Massachusetts
MainStay VP Funds Trust(1)(2)	Maryland
MainStay Funds Trust	Delaware
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life (“NYL”) and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Biris Holdings LLC	Delaware
NYL Investors LLC	Delaware
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund	New York
NYLIFE Insurance Company of Arizona	Arizona
29 Park Investments No. 1 Limited	Cayman Islands
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
New York Life Enterprises LLC	Delaware
SEAF Sichuan SME Investment Fund LLC	Delaware	39.98%
New York Life International Holdings Limited	Mauritius	8%
New York Life International India Fund (Mauritius) LLC	Mauritius	92.97%
NYL Cayman Holdings Ltd.	Cayman Islands
NYL Worldwide Capital Investments LLC	Delaware
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
NYLI-VB Asset Management Co. (Mauritius) LLC	Mauritius	90%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribucion SMNYL, S.A. de C.V.	Mexico	99%
New York Life Investment Management Holdings LLC	Delaware
Institutional Capital LLC	Delaware
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus / Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Municipal Short Term Opportunities Fund LP	Delaware
Plainview Funds plc (Ireland)	Ireland	50%
MacKay Shields High Yield Active Core Fund GP LLC	Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd	Cayman Islands
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	Bermuda	18.64%
MacKay Shields Core Plus Opportunities Fund Ltd.	Cayman Islands
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master) LP	Delaware
MacKay Shields Long/Short Fund (QP) LP	Delaware
MacKay Shields Long/Short Fund (Offshore) LP	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
MacKay Shields Income Opportunities Fund GP, LLC	Delaware
MacKay Shields Income Opportunities Delaware Fund, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund I, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund II, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund III, L.P.	Delaware
MacKay Shields Income Opportunities SPV 2, LLC	Delaware
MacKay Shields (International) Ltd.	UK
MacKay Shields (Services) Ltd.	UK
MacKay Shields UK LLP	UK
MacKey Shields Global Derivatives LLC	Delaware
Madison Capital Funding LLC	Delaware
Faraday Holdings, LLC	Delaware	17.75%
Interior Specialists, Inc.	California
Heritage Interiors ISI, LLC	Arizona
SuperFloors ISI, LLC	Washington
IDG Holdco, LLC	Delaware	45.24%
Identity Group Holdings Corp.	Delaware
Identity Group Holdings LLC	Delaware
Business Stationery LLC	Ohio
IDG, LLC	Delaware
SigLet, Inc.	Delaware
Redi-Tag Corporation	California
Graphics Systems, Inc.	Kansas
Scott Sign Systems, Inc.	Florida
AdMart Attractions, Inc.	New York
MCF Co-Investment GP, LLC	Delaware
MCF Co-Investment GP, LP	Delaware
Madison Capital Funding Co-Investment Fund, LP	Delaware
Madison Avenue Loan Fund GP LLC	Delaware
Madison Avenue Loan Fund LP	Delaware
MCF Fund I LLC	Delaware
PSA-MHF Acquisition LLC	Delaware	28.3%
Warwick McAlester Holdings, LLC	Delaware
Chancellor Lane, LLC (dba Sullivan Flotation Systems, Inc.)	Delaware
Electric Avenue, LLC (dba Atlantic-Meeco Holding, Inc.)	Delaware
WDC Liquidation Trust
MCF Capital Management LLC	Delaware
Young American Holdings, LLC (“YAH”)	Delaware	36.35%
YAC.ECOM Incorporated	Minnesota
Young American, LLC (“YALLC”)	Minnesota
Global Fulfillment Services, Inc.	Arizona
SourceOne Worldwide, Inc.	Minnesota
YA Canada Corporation	Nova Scotia, Canada
Cornerstone Capital Management Holdings LLC	Delaware
Cornerstone Capital Management, LLC	Delaware	51%
Madison Square Investors Asian Equity Market Nuetral Master Fund Ltd.	Cayman Islands
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	Delaware
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	Delaware
GoldPoint Partners LLC	Delaware
New York Life Capital Partners, L.L.C.	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, L.L.C.	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, L.P.	Delaware
New York Life Capital Partners III, L.P.	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, L.P.	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, L.P.	Delaware
New York Life Capital Partners IV, L.P.	Delaware
New York Life Capital Partners IV-A, L.P.	Delaware
GoldPoint Partners Co-Investment V GenPar GP LLC	Delaware
GoldPoint Partners Co-Investment V GenPar, L.P.	Delaware
GoldPoint Partners Co-Investment V, L.P.	Delaware
GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker A, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	Delaware
GoldPoint Partners Co-Investment V ECI Blocker B, LP	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker G L.P.	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP Canada II GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar GP, LLC	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.à.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	Luxembourg
Voice Holdco Ltd.	Nova Scotia, Canada	27%
Voice Holdings Ltd.	Nova Scotia, Canada
Voice Construction Ltd.	Alberta, Canada
Voice Construction Opco ULC	Alberta, Canada
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Offshore Partners III-S GP, Limited	Scotland
NYLCAP Mezzanine Partners III GenPar, LP	Delaware
NYLCAP Mezzanine Partners III-K Fund, LP	Delaware
NYLCAP Mezzanine Offshore Partners III-S, LP	Scotland
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.à.r.l.	Luxembourg
NYLCAP Mezzanine Partners III Parallel Fund, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	Delaware
NYLCAP Mezzanine III 2012 Luxco S.à.r.l	Luxembourg
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest Blocker Holdco B, LPD	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	Delaware
NYLCAP Mezzanine Offshore Partners III, L.P.	Cayman Islands
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding LLC	Delaware
NYLIM-JB Asset Management Co., LLC	Mauritius	24.66%
New York Life Investment Management India Fund II, LLC	Mauritius
New York Life Investment Management India Fund (FVCI) II, LLC	Mauritius
NYLCAP India Funding III LLC	Delaware
NYLIM-Jacob Ballas Asset Management Co. III, LLC	Mauritius	24.66%
NYLIM Jacob Ballas India Fund III LLC	Mauritius
NYLIM Jacob Ballas Capital India (FVCI) III LLC	Mauritius
NYLIM Jacob Ballas India (FII) III LLC	Mauritius
NYLCAP Holdings	Mauritius
Jacob Ballas Capital India PVT. Ltd.	Mauritius	23.30%
NYLIM Service Company LLC	Delaware
NYL Workforce GP LLC	Delaware
New York Life Investment Management LLC	Delaware
New York Life Investment Management (U.K.) Limited	United Kingdom
NYLIM Large Cap Enhanced Index Fund p.l.c.	Ireland
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis II Construction, LLC	Delaware
Streets Las Vegas, LLC	Arizona	90%
NYLIM RE Mezzanine Fund II Investment Corporation	Delaware
NYLIM-GCR Fund I, LLC	Delaware	50%
WFHG GP, LLC	Delaware	50%
Workforce Housing Fund I-2007 LP	Delaware
New York Life Investments International Limited	Ireland
New York Life Investment Management Holdings International S.a.r.l	Luxembourg
New York Life Investment Management Holdings II International S.a.r.l	Luxembourg
New York Life Investment Management Europe S.a.r.l	Luxembourg
NYLIFE Distributors LLC	Delaware
NYLIM Holdings NCVAD GP, LLC	Delaware
McMorgan Northern California Value Add/Development Fund I, L.P.	Delaware	50%
MNCVAD-IND Greenwood CA LLC	Delaware
MNCVAD-IND Concourse CA LLC	Delaware
MNCVAD-IND Norris Canyon CA LLC	Delaware
MNCVAD-CP Norris Canyon LLC	Delaware	94%
Private Advisors L.L.C.	Delaware	60%
Alternative Fund LV, LLC	Delaware
Alternative Fund LV II, LLC	Delaware
Private Advisors Alternative Asset Fund LLC	Delaware
PACIF Carry Parent, LLC	Delaware
PACIF Carry, LLC	Delaware
PACIF GP, LLC	Delaware
Private Advisors Coinvestment Fund, LP	Delaware
PACIF II GP, LLC	Delaware
Private Advisors Coinvestment Fund II LP	Delaware
PACIF II Carry Parent, LLC	Delaware
PACIF II Carry LLC	Delaware
PACIF III GP, LLC	Delaware
Private Advisors Coinvestment Fund III, LP	Delaware
PACIF III Carry Parent, LLC	Delaware
PACIF III Carry, LLC	Delaware
Private Advisors Distressed Opportunities Fund, L.P.	Delaware
PA Hedged Equity Fund, L.P.	Delaware
Private Advisors Hedged Equity Fund (QP), L.P.	Delaware
Private Advisors Hedged Equity Master Fund	Delaware
PAPEF GP, LLC	Delaware
Private Advisors Private Equity Fund, L.P.	Delaware
PAPEF Carry Parent, LLC	Delaware
PAPEF Carry, LLC	Delaware
Private Advisors Income Fund, L.P.	Delaware
Private Advisors Small Company Buyout Fund, L.P. (“PASCBF”)	Delaware
Private Advisors Alternative Small Company Buyout Fund, L.P. (“PAASCBF”)	Delaware
Small Company Buyout Blocker Corp. (“Smallco Blocker”)	Delaware
Small Company Buyout ECI, LP	Delaware
Small Company Buyout Holding, LP	Delaware
Private Advisors Small Company Buyout Fund II, L.P.	Delaware
PASCBF III GP, LLC	Delaware
Private Advisors Small Company Buyout Fund III, LP	Delaware
PASCBF IV GP, LLC	Delaware
Private Advisors Small Company Buyout Fund IV, LP	Delaware
PASCBF IV Carry Parent, LLC	Delaware
PASCBF IV Carry, LLC	Delaware
PASCBF V GP, LLC	Delaware
Private Advisors Small Company Buyout Fund V, LP	Delaware
Private Advisors Small Company Buyout Fund V-ERISA Funds, LP	Delaware
PASCBF V Carry Parent, LLC	Delaware
PASCBF Carry, LLC	Delaware
Montpelier Carry Parent, LLC	Delaware
Montpelier Carry, LLC	Delaware
Montpelier GP, LLC	Delaware
Montpelier Fund, L.P.	Delaware
The Hedged Strategies Fund, LLC	Delaware
The Hedged Strategies Master Fund	Delaware
Cuyahoga Capital Partners I Management Group, LLC	Delaware
Cuyahoga Capital Partners I, L.P.	Delaware
Cuyahoga Capital Partners II Management Group LLC	Delaware
Cuyahoga Capital Partners II LP	Delaware
Cuyahoga Capital Partners III Management Group LLC	Delaware
Cuyahoga Capital Partners III LP	Delaware
Cuyahoga Capital Partners IV Management Group LLC	Delaware
Cuyahoga Capital Partners IV LP	Delaware
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	Delaware
Cuyahoga Capital Emerging Buyout Partners LP	Delaware
Madison Core Property Fund LLC	Delaware
MIREF 1500 Quail, LLC	Delaware
MIREF Mission Heritage, LLC	Delaware
MIREF Linpro Center, LLC	Delaware
MIREF Mill Creek, LLC	Delaware
MIREF Gateway, LLC	Delaware
MIREF Delta Court, LLC	Delaware
MIREF Seaside, LLC	Delaware
MIREF Zanker Road, LLC	Delaware
MIREF Fremont Distribution Center, LLC	Delaware
1101 Taylor Road LLC	Delaware
MIREF Century, LLC	Delaware
MIREF York Road, LLC	Delaware
York Road EW, LLC	Delaware	64.8%
York Road Retail West, LLC	Delaware	64.8%
2001 EW LLC	Delaware
2122 EW LLC	Delaware
MIREF Saddle River LLC	Delaware
Via Verde San Dimas, LLC	Delaware
MIREF DC Corp.	Delaware
MIREF L Street, LLC	Delaware
1901 L Street Corp.	Delaware
1901 L Street LLC	District of Columbia
MIREF Broadstone Uptown Lofts, LLC	Delaware
Texas Broadstone Uptown Lofts, L.P.	Texas
MIREF Newpoint Commons, LLC	Delaware
MIREF Carol Point, LLC	Delaware
MIREF Broadstone Westway Park, LLC	Delaware
Texas Broadstone Westway Park, L.P.	Texas
MIREF Northsight, LLC	Delaware
MIREF Riverside, LLC	Delaware
MIREF Corporate Woods, LLC	Delaware
MIREF Bedminster, LLC	Delaware
MIREF Barton’s Creek, LLC	Delaware
Barton’s Lodge Apartments, LLC	Delaware
MIREF Marketpointe, LLC	Delaware
MIREF 101 East Crossroads, LLC	Delaware
101 East Crossroads, LLC	Delaware
MIREF Waterview, LLC	Delaware
MIREF Chain Bridge, LLC	Delaware
1991 Chain Bridge Road, LLC	Delaware
MIREF Aptakisic, LLC	Delaware
Aptakisic Creek Corporate Park, LLC	Delaware
MIREF 250 Montgomery, LLC	Delaware
MIREF Hawthorne, LLC	Delaware
MIREF Auburn 277, LLC	Delaware
MIREF Sumner North, LLC	Delaware
MIREF Wellington, LLC	Delaware
MIREF Warner Center, LLC	Delaware
MADISON-IND Valley Business Park CA LLC	Delaware
MADISON-MF Duluth GA LLC	Delaware
MADISON-IND Assateague MD LLC	Delaware
MADISON-SP Assateague LLC	Delaware	90%
MADISON-MF Casa Santa Fe AZ LLC	Delaware
MADISON-MF Cabrillo AZ LLC	Delaware
MADISON-OFC Centerstone I CA LLC	Delaware
MADISON-RTL Centerstone II CA LLC	Delaware
MADISON-OFC Centerstone III CA LLC	Delaware
MADISON-MOB Centerstone IV CA LLC	Delaware
MADISON-OFC Canyon Commons CA LLC	Delaware
Flatiron CLO 2014-1-Ltd.	Cayman Islands	100%
Flatiron CLO 2014-2 Ltd.	Cayman Islands	100%
Silverado 2006-II Equity Holdings LLC, Series A	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware
SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Attleboro MA, LLC	Delaware
NYMH-Farmingdale, NY LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLife Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Continental NC LLC	Delaware
LRC-Patriot, LLC	Delaware	93%
REEP-LRC Industrial LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Green Oaks IL LLC	Delaware
REEP-IND Forest Park NJ LLC	Delaware
FP Building 4 LLC	Delaware
FP Building 1-2-3 LLC	Delaware
FP Mantua Grove LLC	Delaware
REEP-IND NJ LLC	Delaware
NJIND JV LLC	Delaware	93%
NJIND Hook Road LLC	Delaware
NJIND Old Post Road LLC	Delaware
NJIND Brunswick Avenue LLC	Delaware
NJIND Raritan Center LLC	Delaware
NJIND Talmadge Road LLC	Delaware
NJIND Bay Avenue LLC	Delaware
NJIND Melrich Road LLC	Delaware
NJIND Carter Drive LLC	Delaware
NJIND Corbin Street LLC	Delaware
REEP-IND Kent LLC	Delaware
REEP-IND Valwood TX LLC	Delaware
REEP-MF Cumberland TN LLC	Delaware
Cumberland Apartments, LLC	Tennessee
REEP-MF Enclave TX LLC	Delaware
Enclave CAF LLC	Delaware	50%
REEP-MF Issaquah WA LLC	Delaware
REEP-MF Marina Landing WA LLC	Delaware
REEP-SP Marina Landing LLC	Delaware	98%
REEP-MF Mira Loma II TX LLC	Delaware
Mira Loma II, LLC	Delaware	50%
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
Summitt Ridge Apartments, LLC	Delaware	50%
REEP-MF Wallingford WA LLC	Delaware
REEP-MF Woodridge IL LLC	Delaware
REEP-OF Centerpointe VA LLC	Delaware
Centerpointe (Fairfax) Holdings LLC	Delaware	50%
REEP-OFC 575 Lex NY LLC	Delaware
REEP-OFC 575 Lex NY GP LLC	Delaware
Maple REEP-OFC 575 Lex Holdings LP	Delaware	50%
Maple REEP-OFC 575 Lex Owner LLC	Delaware	50%
REEP-OFC DRAKES LANDING CA LLC	Delaware
REEP OFC Westory DC LLC	Delaware
REEP-RTL SASI GA LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%
Samsung US Dynamic Asset Allocation Securities Feeder Investment Trust H		49.1%

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of January 31, 2014, there were approximately 2,703 owners of Non-Qualified Policies offered under NYLIAC MFA Separate Account-II.

ITEM 28.  INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

Eclipse Funds

MainStay Funds

MainStay VP Funds Trust

McMorgan Funds

NYLIM Institutional Funds

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Stephen P. Fisher	Chairman & Chief Executive Officer
Christopher Ashe	Manager, Senior Vice President & Chief Financial Officer
Robert M. Gardner	Manager
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
John W. Akkerman	Senior Managing Director, MacKay Shields Institutional Sales
Matthew M. Grove	Senior Managing Director, Individual Annuities
Yie-Hsin Hung	Senior Managing Director, Investments Boutique
Barbara J. McInerney	Senior Managing Director, Compliance
Patrick M. Murphy	Senior Managing Director, Retirement Plan Services
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
Tod K. Childress	Managing Director, Private Advisors Institutional Sales
Mark A. Gomez	Managing Director and General Counsel
Joseph J. Henehan	Managing Director, Retirement Plan Services
David S. Hescheles	Managing Director, Third Party Distribution
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Mark S. Niziak	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, US Life and Agency Product Consulting
Amanda S. Parness	Managing Director, GoldPoint Partners Institutional Sales
Steve Sexeny	Managing Director, Cornerstone Capital Management Institutional Sales
Robin M. Wagner	Managing Director and Chief Compliance Officer
Brian D. Wickwire	Managing Director, NYLIM Service Company, Controller and Chief Operating Officer
Karen A. Bain	Vice President - Tax
George S. Shively	Secretary
Marta Hansen	Director, Financial Operations Principal and Treasurer
Rafaela M. Herrera	Director, Compliance and Sales Material Review
Linda M. Howard	Director, Compliance and Anti-Money Laundering Officer
Paula Taylor	Director, Retirement Plan Services

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation

NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life—Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31.  MANAGEMENT SERVICES – Not applicable.

ITEM 32.  UNDERTAKINGS –

Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC MFA Separate Account-II, hereby represents that the fees and charges deducted under the Facilitator Multi-Funded Retirement Annuity Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 11th day of April, 2014.

NYLIAC MULTI-FUNDED ANNUITY SEPARATE ACCOUNT-II (Registrant)

By:	/s/ Melissa Kuan
Name: Melissa Kuan Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Melissa Kuan
Name: Melissa Kuan Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

David G. Bedard*	Director
Christopher O. Blunt*	Director
Frank M. Boccio*	Director
John T. Fleurant*	Director and Chief Financial Officer
Robert M. Gardner*	Director (Principal Accounting Officer)
Matthew M. Grove*	Director
John Y. Kim*	Director
Steven D. Lash*	Director
Theodore A. Mathas*	Chairman and President (Principal Executive Officer)
Mark W. Pfaff*	Director
Arthur H. Seter*	Director
Joel M. Steinberg*	Director
Susan A. Thrope*	Director

By	/s/ Melissa Kuan
Melissa Kuan Attorney-in-Fact April 11, 2014

*	Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

(9)	Opinion and Consent of Thomas F. English, Esq.

(10)(a)	Consent of PricewaterhouseCoopers LLP

(10)(b)	Powers of Attorney for David G. Bedard

(10)(c)	Powers of Attorney for Christopher O. Blunt

(10(d)	Powers of Attorney for Frank M. Boccio

(10)(e)	Powers of Attorney for John T. Fleurant

(10)(f)	Powers of Attorney for Robert M. Gardner

(10)(g)	Powers of Attorney for Matthew M. Grove

(10)(h)	Powers of Attorney for John Y. Kim

(10)(i)	Powers of Attorney for Steven D. Lash

(10)(j)	Powers of Attorney for Theodore A. Mathas

(10)(k)	Powers of Attorney for Mark W. Pfaff

(10)(l)	Powers of Attorney for Arthur H. Seter

(10)(m)	Powers of Attorney for Joel M. Steinberg

(10)(n)	Powers of Attorney for Susan A. Thrope